UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No.              )

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Valley Commerce Bancorp
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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VALLEY COMMERCE BANCORP

March 30, 2007

Dear Shareholder:

We are pleased to enclose our 2006 Annual Report on Form 10-K, Notice of 2007 Annual Meeting, Proxy Statement and Form of Proxy.

You are cordially invited to attend the 2007 Annual Meeting of Shareholders of Valley Commerce Bancorp to be held at 6:00 p.m. on Tuesday, May 15, 2007 at the Visalia Convention Center, Charter Oak Ballrooms A and B, 303 E. Acequia, Visalia, California.

The accompanying Notice of Annual Meeting and Proxy Statement provide information pertaining to the matters to be considered and acted upon at the Meeting.

Your continuing support of Valley Commerce Bancorp is appreciated, and we hope you will attend the Annual Meeting.  Whether or not you are personally present, it is very important that your shares be represented at the Meeting.  Accordingly, please sign, date, and mail the enclosed Proxy promptly.  If you wish to vote in accordance with the Board of Directors’ recommendations, it is not necessary to specify your choices.  You may simply sign, date and return the enclosed Proxy.

Sincerely,

/s/ Walter A. Dwelle	/s/ Donald A. Gilles

Walter A. Dwelle Chairman of the Board	Donald A. Gilles President and Chief Executive Officer

200 South Court Street, Visalia, California 93291
  •  Telephone (559) 622-9000  •  Fax (559) 636-1095
MEMBER FDIC

VALLEY COMMERCE BANCORP

Notice of Annual Meeting of Shareholders

The Annual Meeting of Shareholders of Valley Commerce Bancorp (the “Company”) will be held at 6:00 p.m. on Tuesday, May 15, 2007 at the Visalia Convention Center, Charter Oak Ballrooms A and B, 303 E. Acequia, Visalia, California 93291 for the following purposes:

1.	To elect the following nominees to serve as directors of the Company until the next Annual Meeting of Shareholders and until their successors shall be elected and qualified:

David B. Day	Russell F. Hurley
Walter A. Dwelle	Fred P. LoBue, Jr.
Thomas A. Gaebe	Kenneth H. Macklin
Donald A. Gilles	Barry R. Smith
Philip R. Hammond, Jr.

2.	To approve the Valley Commerce Bancorp 2007 Equity Incentive Plan.

3.	To ratify the selection of Perry-Smith LLP, independent certified public accountants, to serve as the Company’s auditors for the fiscal year ending December 31, 2007.

4.	To approve authority of the proxy holders to vote in favor of a motion to adjourn the Meeting for the purpose of soliciting additional proxies.

5.	To consider and transact such other business as may properly be brought before the meeting.

Shareholders of record at the close of business on March 22, 2007 are entitled to notice of and to vote at the meeting.

Provisions of the By-Laws of the Company govern nominations for election of members of the Board of Directors, as follows:

            Nominations for election of members of the Board of Directors may be made by the Board of Directors or by any holder of any outstanding class of capital stock of the corporation entitled to vote for the election of directors.  Notice of intention to make any nominations (other than for persons named in the notice of any meeting called for the election of directors) are required to be made in writing and to be delivered or mailed to the president of the corporation by the later of: (i) the close of business 21 days prior to any meeting of stockholders called for the election of directors, or (ii) ten days after the date of mailing of notice of he meeting to stockholders.  Such notification must contain the following information to the extent known to the notifying stockholder: (a) the name and address of each proposed nominee; (b) the principal occupation of each proposed nominee; (c) the number of shares of capital stock of the corporation owned by each proposed nominee; (d) the name and residence address of the notifying stockholder; (e) the number of shares of capital stock of the corporation owned by the notifying stockholder; (f) the number of shares of capital stock of any bank, bank holding company, savings and loan association or other depository institution owned beneficially by the nominee or by the notifying stockholder and the identities and locations of any such institutions; (g) whether the proposed nominee has ever been convicted of or pleaded nolo contendere to any criminal offense involving dishonesty or breach of trust, filed a petition in bankruptcy or been adjudged bankrupt; and (h) a statement regarding the nominee’s compliance with Section 2.3 of these by-laws.  The notification shall be signed by the nominating stockholder and by each nominee, and shall be accompanied by a written consent to be named as a nominee for election as a director from each proposed nominee.  Nominations not made in accordance with these procedures shall be disregarded by the Chairman of the meeting, and upon his instructions, the inspectors of election shall disregard all votes cast for each such nominee.  The foregoing requirements do not apply to the nomination of a person to replace a proposed nominee who has become unable to serve as a director between the last day for giving notice in accordance with this paragraph and the date of election of directors if the procedure called for in this paragraph was followed with respect to the nomination of the proposed nominee.

Nominees for the Board of Directors must meet certain qualifications set forth in Section 2.3 of the Company’s By-Laws which prohibit the election as a director of any person who is a director, officer, employee, agent, nominee, material consulting accountant, analyst, attorney or policy decision maker for any other financial institution, lender or bank holding company or affiliate or subsidiary thereof, or who has been or is the assignee or nominee of anyone who has any contract, arrangement or understanding with any other financial institution, lender or bank holding company, or affiliate or subsidiary thereof, or with any officer, director, employee, agent, nominee, material consulting accountant, analyst, attorney or policy decision maker thereof, pursuant to which that person could be called upon to reveal or in any way utilize information obtained as a director, or pursuant to which that person will, directly or indirectly, attempt to effect or encourage any action of the Company.

All shareholders are cordially invited to attend the meeting in person.  To ensure your representation at the meeting, you are requested to date, execute and return the enclosed proxy card, without delay, in the enclosed postage-paid envelope whether or not you plan to attend the meeting.  Any shareholder present at the meeting may vote personally on all matters properly brought before the meeting if the shareholder held his or her shares on the Record Date.  If you elect to vote personally at the meeting, your proxy will not be used.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Fred P. LoBue, Jr.

Fred P. LoBue, Jr.
Secretary

March 30, 2007
Visalia, California

WHETHER OR NOT YOU PLAN TO ATTEND THIS MEETING,
PLEASE SIGN AND RETURN THE ENCLOSED PROXY
AS PROMPTLY AS POSSIBLE IN THE ENCLOSED
POSTAGE-PAID ENVELOPE.

PROXY STATEMENT
OF
VALLEY COMMERCE BANCORP

200 South Court Street    •      Visalia, California  93291
Telephone (559) 622-9000     •     Fax (559) 636-1095

INFORMATION CONCERNING PROXY

This Proxy Statement (“Proxy Statement”) is furnished in connection with the solicitation of proxies to be used by the Board of Directors of Valley Commerce Bancorp (the “Company”) at the Annual Meeting of Shareholders of the Company to be held at 6:00 p.m. on Tuesday, May 15, 2007 at the Visalia Convention Center, Charter Oak Ballrooms A and B, 303 E. Acequia, Visalia, California, and at any adjournments or postponements thereof (the “Meeting”).

This Proxy Statement and the accompanying form of proxy are being mailed to shareholders on or about April 5, 2007.

A form of proxy for voting your shares at the Meeting is enclosed.  Any shareholder who executes and delivers a proxy has the right to revoke it at any time before it is voted by filing with the Secretary of the Company an instrument revoking said proxy or a duly executed proxy bearing a later date.  In addition, the powers of the proxyholders will be revoked if the person executing the proxy is present at the Meeting and advises the Chairman of his or her election to vote in person.  Unless revoked, all shares represented by a properly executed proxy received prior to the Meeting will be voted as specified by each shareholder in the proxy.  If no specifications are given by a shareholder, then the proxy will be voted in favor of the election of the directors nominated by management, for the ratification of the Board’s selection of independent accountants, and in favor of such other business as may properly come before the Meeting, as described below.

The proxy also confers discretionary authority to vote the shares represented thereby on any matter that was not known at the time this Proxy Statement was mailed which may properly be presented for action at the Meeting. This may include action with respect to procedural matters pertaining to the conduct of the Meeting and election of a substitute in place of any nominee who is unable to serve or for good cause will not serve.

The enclosed proxy is being solicited by the Company’s Board of Directors and the cost of the solicitation is being borne by the Company.  The principal solicitation of proxies is being made by mail, although additional solicitation may be made by telephone, facsimile or personal visits by directors, officers and employees of the Company.  The Company may, in its discretion, engage the services of a proxy solicitation firm to assist in the solicitation of proxies.  The total expense of this solicitation will be borne by the Company and will include reimbursement paid to brokerage firms and the Company and others for their expenses in forwarding solicitation materials and such expenses as may be paid to any soliciting firm engaged by the Company.

PURPOSE OF THE MEETING

The Meeting is being held for the following purposes:

1.	To elect nine directors (the entire Board of Directors) to serve until the next annual meeting of shareholders and until their successors shall be elected and qualified.

2.	To approve the Valley Commerce Bancorp 2007 Equity Incentive Plan.

3.	To ratify the selection of Perry-Smith LLP, independent certified public accountants, to serve as the Company’s auditors for the fiscal year ending December 31, 2007.

4.	To approve authority of the proxy holders to vote in favor of a motion to adjourn the Meeting for the purpose of soliciting additional proxies.

5.	To consider and transact such other business as may properly be brought before the meeting.

VOTING SECURITIES

Shareholders of record as of the close of business on March 22, 2007 (the “Record Date”) will be entitled to notice of and to vote at the Meeting.  As of such date, the Company had 2,217,588 shares of common stock outstanding.  Unless indicated otherwise, all information set forth in this Proxy Statement regarding the outstanding shares of Valley Commerce Bancorp Common Stock has been adjusted to reflect stock dividends paid in prior years, including a five percent stock dividend paid on May 16, 2006 to shareholders of record as of April 27, 2006. There were no stock dividends or stock splits during 2005.

Each shareholder of record is entitled to one vote, in person or by proxy, for each share held on all matters to come before the meeting, except that shareholders may have cumulative voting rights with respect to the election of directors.

Cumulative voting allows the shareholder to cast a number of votes equal to the number of directors to be elected, nine, multiplied by the number of votes held by the shareholder on the Record Date.  This total number of votes may be cast for one nominee or may be distributed among as many candidates as the shareholder desires.

Pursuant to California law, no shareholder may cumulate votes for a candidate unless such candidate or candidates’ name have been placed in nomination prior to the voting and the shareholder has given notice at the Meeting prior to the voting of the shareholder’s intention to cumulate the shareholder’s votes.  If any shareholder has given such notice, all the shareholders may cumulate their votes for the candidates who have been nominated.

Discretionary authority to cumulate votes is solicited in this Proxy Statement. The Board of Directors does not, at this time, intend to give such notice or to cumulate the votes it may hold pursuant to the proxies solicited herein unless the required notice by a shareholder is given at the meeting.  In the event such notice is provided, the votes represented by proxies delivered pursuant to this Proxy Statement may be cumulated in the discretion of proxy holders, in accordance with the recommendations of the Board of Directors.

In the election of directors, the sixteen candidates receiving the highest number of votes will be elected.  Approval of the Company’s 2007 Equity Incentive Plan must be approved by a majority of all shares represented and voted at the Meeting.  Ratification of the selection of Perry-Smith, LLP as the Bank’s auditors and approval of authority of the proxy holders to vote in favor of a motion to adjourn the Meeting also require the affirmative vote of a majority of all shares represented and voted at the Meeting.  Broker non-votes and abstentions will not be counted, except for quorum purposes, and will have no effect on the election of directors.

In determining whether the requisite shareholder approval has been received for amendment of the 2007 Equity Incentive Plan, for ratification of the selection of auditors, and for approval of authority of the proxy holders to vote in favor of a motion to adjourn the Meeting, if the number of votes voted in favor constitutes a majority of the quorum, broker non-votes and abstentions will have no effect on the matter.  However, if the number of shares voted in favor does not constitute a majority of the required quorum, broker non-votes and abstentions will have the same effect as a vote against the matter.

PROPOSAL ONE:

ELECTION OF DIRECTORS

The By-Laws of the Company provide the procedure for nomination and election of the Board of Directors.  This procedure is printed in full in the Notice of Annual Meeting of Shareholders accompanying this Proxy Statement.  Nominations not made in accordance with the procedures may be disregarded by the Chairman of the Meeting, and upon his instructions, the Inspector of Election shall disregard all votes cast for such nominees.

Votes will be cast in such a way as to effect the election of all nominees or as many as possible under the rules of cumulative voting to the extent the proxies have authority to do so.  If any nominee should become unable or unwilling to serve as a director, either (i) the proxies will be voted for such substitute nominees, as shall be designated by the Board of Directors, or (ii) the number of nominees may be reduced.  The Board of Directors presently has no knowledge that any of the nominees will be unable or unwilling to serve.  The nine nominees receiving the highest number of votes at the Meeting will be elected.

Nominees for Director

The persons named below have been nominated by the current Board of Directors for election as directors to serve until the next Annual Meeting and until their successors are duly elected and qualified.  For information pertaining to stock ownership of each of the nominees, reference can be made to the “SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT” section of this Proxy Statement.

Name	Age	Position With Company	Director Since	Principal Occupation, Business Experience During Past Five Years and Other Information

David B. Day	64	Director	2000[1]	Chief Executive Officer (retired) of California Delinting Co., a cottonseed conditioning and sales firm.

Walter A. Dwelle	61	Chairman and Director	1996[1]	General Partner and Manager of Nella Oil Company, an oil marketing and convenience store operator, since 1988.

Thomas A. Gaebe	56	Director	2003	Certified public accountant and partner in the public accounting firm of Vollmer, Daniel, Gaebe, & Grove since 1980.

Donald A. Gilles	63	President, CEO and Director	1996[1]
President and CEO of Valley Commerce Bancorp since 2002; President and CEO of Valley Business Bank since 1996; from 1995-1996, consultant to the Valley Business Bank Organizing Group; and from 1982 to 1995, various positions with Mineral King National Bank, including President, CEO and Director.

Philip R. Hammond, Jr.	59	Director	1999[1]	President of Philip R. Hammond Construction, a commercial property development firm, since 1976; Partner of Tetra Property Management LLC since 1998; and Partner of D & H Vineyards since 1995.

Russell F. Hurley	56	Vice Chairman and Director	1996[1]	Attorney and shareholder with the law firm of Hurley & Laird since 1982.

Fred P. LoBue, Jr.	66	Secretary and Director	1996[1]
Chairman of the Board of LoBue Bros., Inc., a commercial orange packing house operation, since 1998; Chief Financial Officer and a director of LoBue Bros., Inc., since 1982; and since 1983 President and Chairman of Harvest Container Corp., a manufacturer of corrugated boxes.

Kenneth H. Macklin	55	Director	2000[1]
Owner and President of H.R. Macklin & Sons, Inc., an agricultural service company involved in the placement of long-term farm loans, appraisals, farm management and real estate brokerage, since 1994; and since 1990 Partner in Vintage Equipment Company, a farm equipment operation and leasing company.

Barry R. Smith	61	Director	2006	Ophthalmologist and founding partner of Eye Surgical and Medical Associates, since 1987.

[1]	Includes service as a director of Valley Business Bank, the predecessor institution of the Company.

There are no family relationships among any of the Company’s Executive Officers, directors or director nominees.

No director or nominee chosen by the Board of Directors is a director of any company with a class of securities registered pursuant to section 12 of the Securities Exchange Act of 1934, as amended, or subject to the requirements of section 15(d) of such Act or of any company registered as an investment company under the Investment Company Act of 1940, as amended.

INFORMATION PERTAINING TO ELECTION OF DIRECTORS

Security Ownership of Directors and Management

The following table sets forth information as of the Record Date pertaining to beneficial ownership of the Company’s common stock (the sole class of stock outstanding) by current directors of the Company, nominees to be elected to the Board of Directors, and all directors and executive officers of the Company as a group.  As used throughout this Proxy Statement, the term “Executive Officer” refers to the President and Chief Executive Officer; the Executive Vice President and Chief Credit Officer; and the Executive Vice President and Chief Financial Officer.  The information in the following table has been obtained from the Company’s records, or from information furnished directly by the individual or entity to the Company.

For purposes of the following table, shares issuable pursuant to stock options which may be exercised within 60 days of the Record Date are deemed to be issued and outstanding and have been treated as outstanding in determining the amount and nature of beneficial ownership and in calculating the percentage of ownership of those individuals possessing such interest, but not for any other individuals.

Name and Address of Beneficial Owner[1]	Relationship with Company	Amount and Nature of Beneficial Ownership[2]		Exercisable Options[3]	Percent of Class[2]
David B. Day	Director	44,376		22,087	1.98%

Walter A. Dwelle	Chairman and Director	83,750	[5]	23,092	3.74%

Roy O. Estridge	EVP and CFO	3,970		3,970	[4]

Thomas A. Gaebe	Director	23,091		15,216	1.03%

Donald A. Gilles	President, CEO and Director	38,963		29,059	1.73%

Philip R. Hammond, Jr.	Director	76,315	[6]	22,087	3.41%

Russell F. Hurley	Vice Chairman and Director	70,264	[7]	23,092	3.14%

Fred P. LoBue, Jr.	Secretary and Director	65,236	[8]	23,092	2.91%

Kenneth H. Macklin	Director	33,016	[9]	21,130	1.47%

Barry R. Smith	Director	7,668	[10]	2,000	[4]

Allan W. Stone	EVP and CCO	7,006	[11]	5,055	[4]

All directors and executive officers as a group (11 in number)		453,655		189,880	18.84%

1       Except as shown, the address for all persons is c/o Valley Commerce Bancorp, 200 South Court Street, Visalia, California, 93291.

[2]
Includes shares beneficially owned as shown in the “Exercisable Options” column, both directly and indirectly together with associates.  Subject to applicable community property laws and shared voting and investment power with a spouse, the persons listed have sole voting and investment power with respect to such shares unless otherwise noted.  Listed amounts include (i) stock dividends paid in prior years, including a five percent stock dividend paid on May 16, 2006 to shareholders of record as of April 28, 2006, and (ii) a three-for-two stock split issued on September 3, 2004 to shareholders of record as of August 20, 2004. There were no stock dividends or stock splits during 2005.

[3]	Indicates number of shares subject to options exercisable at December 31, 2006.

[4]	Represents less than one percent of the outstanding shares of the Company’s Common Stock.

[5]	Includes 34,809 shares held in a personal Individual Retirement Account.

[6]	Includes 35,825 shares held by the Philip R. Hammond Construction Company Profit Sharing Plan.

[7]	Includes 21,102 shares held by Milru Ranch Company, of which he is a general partner, and 17,855 shares held by the Hurley & Laird Retirement Trust.

[8]	Includes 2,100 shares held in the name of Donna S. LoBue, his wife, and 9,471 shares held in an Individual Retirement Account.

[9]	Includes 10,311 shares held by Vintage Equipment Profit Sharing Plan.

[10]	Includes 418 shares held by the Barry Smith MD Pension Plan and 2,100 shares held by Eye Surgical & Medical Associates FBO Barry Smith.

[11]	Includes 1,050 shares held in an Individual Retirement Account.

Principal Shareholders

No persons are known to management to own directly or indirectly, more than five percent of the Company’s issued and outstanding shares of common stock, except as follows:

Name and address of beneficial owner	Amount of Beneficial Ownership	Percent of Class

The Banc Fund Company, LLC 208 South LaSalle Street Chicago, Illinois 60604	215,839	9.73%

Wellington Management Company, LLP 75 State Street Boston, Massachusetts 02109	183,415	8.27%

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 requires that our directors, executive officers and 10% shareholders file reports of ownership and changes in ownership with the Securities and Exchange Commission.  Such persons are also required to furnish us with copies of all Section 16(a) forms they file. To the Company’s knowledge, no person failed to comply with the filing requirements of Section 16(a) during 2006 and there are no late filings to report.

Change In Control

Management is not aware of any arrangements, including the pledge by any person of shares of the Company, the operation of which may at a subsequent date result in a change in control of the Company.

Corporate Governance

The Board of Directors is made up of nine directors, who are elected annually.  Stanley J. Shamoon who was elected at the 2006 Annual Meeting of Shareholders resigned from the Board in May 2006.  Upon recommendation of the Executive Committee, Barry R. Smith was appointed by the Board to fill the vacant director position in June 2006.  The Board generally oversees the Company’s business and monitors the performance of management.  Directors fulfill their duties and responsibilities by attending regular board meetings and through committee membership.  The Board has standing Audit, Personnel/ Compensation, Loan, Asset-Liability Management, Compliance and Executive Committees, which are described below.  Actions taken by each committee are reported to the full Board, usually at its next meeting.

The Board held twelve regular meetings during 2006 and one strategic planning meeting.  All of the directors attended at least 75% of these meetings and of the meetings of the committees on which they served.  The Company’s policy is that all directors should attend the Annual Meeting of Shareholders unless they cannot attend because of hardship, health reasons or other urgent Company-related business.  All directors attended the 2006 Annual Meeting of Shareholders.

Committees of the Board Of Directors

Audit Committee

The members of the Audit Committee are Thomas A. Gaebe, Committee Chairman, Walter A. Dwelle, Fred P. LoBue, Jr., and Russell F. Hurley. All members of the Audit Committee would be deemed independent under Rule 4200(a)(15) and Rule 4350(d)(2) of the Nasdaq’s listing standards.  The Board of Directors has determined that Mr. Gaebe qualifies for designation as a financial expert member of the Audit Committee for purposes of the Sarbanes-Oxley Act.  Designation of a person as an audit committee financial expert does not result in the person being deemed an expert for any purpose, including under Section 11 of the Securities Act of 1933.  The designation does not impose on the person any duties, obligations or liability greater than those imposed on any other audit committee member or any other director and does not affect the duties, obligations or liability of any other member of the audit committee or board of directors.

The principal duties of the Audit Committee are the following:  (i) engage a firm of independent certified public accountants on behalf of the Company; (ii) meet with the independent certified public accountants to review and approve the scope of their audit engagement and the fees related to such work; (iii) meet with the Company’s financial management, internal audit management and independent certified public accountants to review matters relating to internal accounting controls, the internal audit program, the Company’s accounting practices and procedures and other matters relating to the financial condition of the Company and its subsidiaries; and (iv) periodically report to the Board any conclusions or recommendations that the Audit Committee may have with respect to such matters.  The Audit Committee met five times during 2006.

Audit Committee Report

This report of the Audit Committee shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that Valley Commerce Bancorp specifically incorporates this information by reference, and shall not otherwise be deemed filed under the Acts.

The Board of Directors and the Audit Committee have reviewed Valley Commerce Bancorp’s audited financial statements and discussed such statements with management.  The Board of Directors and the Audit Committee have discussed with Perry-Smith LLP, the Company’s independent auditors during the year 2006, the matters required to be discussed by Statement of Auditing Standards No. 61, as amended (Communication with Audit and Finance Committees, as amended).

The Audit Committee received written disclosures and a letter from Perry-Smith LLP, required by Independence Standards Board Standard No. 1 and has discussed with them their independence from management.  The Audit Committee has also considered whether the independent auditors’ provision of non-audit services is compatible with the auditors’ independence.

Based on the review and discussions noted above, the Audit Committee recommended to the Board of Directors that Valley Commerce Bancorp’s audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2006, for filing with the Securities and Exchange Commission.

THE AUDIT COMMITTEE:

Thomas A. Gaebe, Committee Chairman
Walter A. Dwelle
Fred P. LoBue, Jr.
Russell F. Hurley

Personnel/Compensation Committee

The members of the Personnel/Compensation Committee are David B. Day, Committee Chairman, Donald A. Gilles, Philip R. Hammond, Jr., Fred P. LoBue, Jr., and Barry R. Smith.

The principal duties of the Personnel/Compensation Committee are (i) the selection, recruitment and performance evaluation of executive personnel; (ii) making recommendations to the Board regarding the salary, benefits and incentive compensation to be paid to the Company’s executive officers; (iii) the development of corporate-wide compensation and benefit policies; (iv) the development of the Company’s personnel policies; (v) the Company’s compliance with laws and regulations pertaining to personnel, compensation and employment matters; and (vi) the development of employee training and internal communications programs.  The Personnel/Compensation Committee met seven times during 2006.

The Personnel/Compensation Committee Report follows the Compensation Discussion and Analysis.

Loan Committee

The members of the Loan Committee are Russell F. Hurley, Committee Chairman, Walter A. Dwelle, Donald A. Gilles, Philip R. Hammond, Jr., and Kenneth H. Macklin.

The Loan Committee is responsible for the approval and supervision of loans and the development of the Company’s loan policies and procedures.  The Loan Committee met 25 times during 2006.

Asset-Liability Management Committee

The members of the Asset-Liability Management Committee are Philip R. Hammond, Jr., Committee Chairman, David B. Day, Walter A. Dwelle, Thomas A. Gaebe, Donald A. Gilles, and Barry R. Smith.

The Asset-Liability Management Committee is responsible for (i) the development of policies and procedures related to asset-liability management, including management of interest rate risk and liquidity risk, and (ii) supervision of the Company’s adherence to such policies and procedures.  The Asset-Liability Management Committee met four times during 2006.

Compliance Committee

The members of the Compliance Committee are Russell F. Hurley, Committee Chairman, Fred P. LoBue, Jr., and Kenneth H. Macklin.

The principal duties of the Compliance Committee are to review, coordinate and monitor the Company’s compliance with the federal and state laws and regulations that govern the business and activities of a registered bank holding company and a California state-chartered commercial bank, including the Community Reinvestment Act and the laws and regulations pertaining to equal credit opportunity.  The Compliance Committee met once during 2006.

Executive Committee

The members of the Executive Committee are Walter A. Dwelle, Committee Chairman, Donald A. Gilles, Russell F. Hurley, and Fred P. LoBue, Jr.

The Executive Committee has the authority of the Board in the management of the Company during the intervals between meetings of the Board. It also determines the base salary of the President and Chief Executive Officer. The Executive Committee met twelve times during 2006.

Valley Commerce Bancorp does not have a nominating committee.  The executive committee performs the functions of a nominating committee.  In this capacity, the executive committee develops recommendations of candidates for election or appointment to the board of directors and considers the qualifications that are appropriate in a candidate.  The board of directors has determined that all members of the executive committee other than Mr. Gilles are independent under standards for director independence established by Nasdaq.  The executive committee does not have a separate charter for its activities as a nominating committee.

The Executive Committee acting as nominating committee does not have a formal policy with regard to consideration of director candidates recommended by shareholders. The Executive Committee has never received such a recommendation.  If it were to receive one, the Executive Committee’s informal policy would be to consider the recommendation in good faith in light of (i) the minimum qualifications for directors set forth in the Bylaws and (ii) whether the recommended candidate would improve the overall expertise, experience and judgment of the Board of Directors.

The Company identifies new director candidates through recommendations from existing directors and through other business associates of the Company.  The Company has not paid a fee to any third party to identify or evaluate, or to assist in identifying or evaluating, potential nominees.

Committee Charters

The Audit Committee and certain other board committees have charters.  These charters are available on the Bank’s website at www.valleybusinessbank.net.

Shareholder Communications

Shareholders may send written communications to the Board of Directors or to individual directors.  These communications should be addressed to Board of Directors, Valley Commerce Bancorp, 200 South Court Street, Visalia, California 93291. These written communications will be provided to the Chair of the Executive Committee who will determine further distribution based on the nature of the information in the communication.

Code of Ethics

The Company has a code of ethics for its chief executive officer, chief financial officer and persons performing similar functions as described in the Sarbanes-Oxley Act of 2002 and the rules of the Securities and Exchange Commission.  A copy of the code of ethics can be obtained, without cost, by writing to the Corporate Secretary, Valley Commerce Bancorp, 200 South Court Street, Visalia, California 93291.

Indebtedness of Directors and Management

Some of the Company’s directors and executive officers, as well as their immediate family and associates, are customers of, and have had banking transactions with, the Bank in the ordinary course of the Bank’s business, and the Company expects these persons to have such ordinary banking transactions with the Bank in the future.  In the opinion of management of the Company, all loans and commitments to lend included in such transactions were made in the ordinary course of business on the same terms, including interest rates and collateral, as those prevailing for comparable transactions with other persons of similar creditworthiness, and do not involve more than the normal risk of collectibility or present other unfavorable features.  While the Company does not have any limits on the aggregate amount it may lend to directors and executive officers as a group, loans to individual directors and officers must comply with the Company’s lending policies and statutory lending limits.  In addition, prior approval of the Company’s Board of Directors is required for all such loans.

Transactions With Directors and Management

In 2006 there were no material transactions between the Company and any of the Company’s directors, executive officers, nominees for election as a director, or the immediate family or associates of any of the foregoing persons, except as follows:  The Company leases office space in a building owned by the CPA firm of director Thomas A. Gaebe to house credit and finance personnel employed by Valley Business Bank.  The leased premises consist of two connected office suites of approximately 4,972 square feet in a four-story office building.  The first office suite was leased in January 2003, prior to Mr. Gaebe becoming a director of the Company.  The second office suite was leased in November 2005 under a separate lease agreement.  Both leases are triple net leases with a combined monthly rent of $7,408 until the lease expiration date which is June 30, 2008 for both leases. In the event the renewal options are exercised the annual rent to be paid will increase by approximately 3.5% in each of the two extension years.  The Board has determined that the terms of the leases are comparable to the rates available for similar space in the area in which the leased premises are located.

Director Independence

 The Board has determined that each of the following non-employee directors is “independent” within the meaning of the listing standards and rules of NASDAQ.

David B. Day	Russell F. Hurley
Walter A. Dwelle	Fred P. LoBue, Jr.
Thomas A. Gaebe	Kenneth H. Macklin
Philip R. Hammond, Jr.	Barry R. Smith

The Board had also determined that Stanley Shamoon, who resigned in 2006, was independent under the same standard.

EXECUTIVE COMPENSATION

Executive Officers of the Company

Set forth below is certain information with respect to the Executive Officers of the Company.

Name	Age	Position	Officer Since

Donald A. Gilles	63	President and Chief Executive Officer	1996[1]

Roy O. Estridge	52	EVP and Chief Financial Officer	2002[1]

Allan W. Stone	51	EVP and Chief Credit Officer	1998[1]

[1]	Includes services as an officer of Valley Business Bank, the predecessor institution of the Company.

A brief summary of the background and business experience of the Executive Officers of the Company who have not previously been described is set forth below:

Allan W. Stone has served as the Company’s Executive Vice President and Chief Credit Officer since 2002 and as the Executive Vice President and Chief Credit Officer of Valley Business Bank since June 1998.  Prior to that, he was Senior Vice President and Chief Credit Officer for Bank of Ventura from 1994 to 1998.

Roy O. Estridge has served as the Company’s Executive Vice President and Chief Financial Officer since 2002.  Prior to that, he was Vice President and Chief Financial Officer for Valley AgCredit in Visalia, California from 1992 to 2002.

Compensation Discussion and Analysis

Introduction

This Compensation Discussion and Analysis describes the Company’s compensation philosophy and policies for 2007 as applicable to the executive officers named in the preceding section.  This section explains the structure and rationale associated with each material element of the executives’ compensation, and it provides important context for the more detailed disclosure tables and specific compensation amounts provided in the following section.  Statements contained herein regarding performance targets and goals are disclosed in the limited context of the Company’s compensation programs and should not be understood to be statements of management’s expectations or estimates of results, and should not be applied to other contexts.

Role of the Personnel/Compensation Committee

The principal duties of the Personnel/Compensation Committee are:

•	The selection, recruitment and performance evaluation of executive personnel;

•	Making recommendations to the Board of Directors regarding the salary, benefits and incentive compensation to be paid to the Company’s executive officers;

•	The development of corporate-wide compensation and benefit policies;

•	The development of the Company’s personnel policies;

•	The Company’s compliance with laws and regulations pertaining to personnel, compensation and employment matters; and

•	The development of employee training and internal communication programs.

The Personnel/Compensation Committee of the Board of Directors reviews executive officer compensation, excluding that of the President and Chief Executive Officer, through the use of a variety of available data, which describes general industry trends, peer group specific practices, compensation levels and specific measures of performance of the Company.  Base salary levels are established in general conformity to the industry ranges for similar sized institutions in the Central Valley region of California.

The Executive Committee determines the base salary level for the President and Chief Executive Officer, based on information and data obtained by the Personnel/Compensation Committee.

Components of Executive Compensation

Company executives provide the leadership required to achieve our corporate and financial objectives.  The Personnel/Compensation Committee believes that executive officer compensation should be closely aligned with the performance of the Company on a short-term and long-term basis, and that such compensation should be structured to assist the Company in attracting and retaining key executives critical to its long-term success.  The total compensation of executive officers consists of five components: (i) an annual base salary; (ii) annual incentive bonuses paid only upon achievement of pre-established objective performance targets for the Company; (iii) stock option awards granted to link the interests of our executive officers with those of the Company’s shareholders by providing long-term incentives to executive officers of the Company through appreciation in the Company’s stock price; (iv) post-employment benefits, specifically salary continuation agreements designed as a long-term incentive and retention benefit and (v) perquisites customary with those made available to executive officers in similar positions, including a 401(k) match.

(i) Annual Base Salary

In setting base salaries the Company’s goal is to provide competitive levels of compensation to executive officers based upon their duties, responsibilities, and experience.  To establish a competitive base salary for the positions of Chief Executive Officer, Chief Financial Officer and Chief Credit Officer, the Personnel/Compensation Committee utilized various industry resources including the 2006 California Bankers Association Compensation & Benefits Survey.  The Personnel/Compensation Committee considers industry surveys and other factors such as asset size to determine the base salary compensation that is appropriate for the Company’s executive positions.

The base salary for Mr. Gilles for 2006 of $170,000 was based on the results of the Personnel/Compensation Committee’s analysis of executive compensation and the Executive Committee’s evaluation of Mr. Gilles.  Mr. Gilles, with the concurrence of the Personnel/Compensation Committee, sets the annual base salaries of the other 2 named executive officers.

(ii)  Annual Incentive Bonuses

The Company provides annual incentive bonuses to its executives to drive achievement of challenging performance goals.  For the year ended December 31, 2006, the Personnel/Compensation Committee established annual performance targets and determined the applicability for each executive officer and the thresholds for incentive bonus payments.  Performance below the minimum threshold target on a performance measure resulted in absence of an incentive bonus payment based on that measure, while performance above the threshold target resulted in additional bonus payments.  For 2006, performance targets and thresholds for incentive bonus payments were established for Return on Average Assets, Average Deposit Growth, and Average Loan Growth.

Incentive bonus payouts for 2006 were based upon the following:

Return on Average Assets (applicable to all executive officers):  Achievement of a 1.25% - 1.39% Return on Average Assets would result in a 5% incentive bonus payout.  Achievement of a 1.40% or above Return on Average Assets would result in a 10% incentive bonus payout.

Average Deposit Growth (applicable to Chief Executive Officer and Chief Financial Officer):  Achievement of the level of Average Deposit Growth stated in the Company’s 2006 Business Plan would result in a 3% incentive bonus payout.  Achievement of 25% Average Deposit Growth would result in a 6% incentive bonus payout.  Achievement of 30% Average Deposit Growth would result in a 10% incentive bonus payout.

Average Loan Growth (applicable to Chief Credit Officer):  Achievement of the level of Average Loan Growth stated in Company’s 2006 Business Plan would result in a 7% incentive bonus payout.  For every $1.0 million of Average Loan Growth above the business plan target, the Chief Credit Officer was awarded an additional 1% of incentive bonus payout.

 Incentive bonus payments were calculated as a percentage of the respective executive officer’s base salary.  The incentive bonus payouts were not scaled if actual results fell below or between threshold targets.

Based on the Company’s audited financial results compared to the annual performance targets Mr. Gilles and Mr. Estridge earned no incentive bonus compensation for 2006.  Mr. Stone earned incentive bonus compensation of $11,200, or 8% of his 2006 base salary.

(iii)  Stock Option Awards

The Company encourages management ownership of its common stock as an effective means to align the interests of management with those of the shareholders.  From time to time, the Board, upon recommendation of the Personnel/Compensation Committee awards incentive stock options to the Company’s executive officers.  Awards are generally subjective in nature but consider the long term goals of the Company, executive officer retention, and other factors as may be determined by the Personnel/Compensation Committee.

Stock options have been granted to executive officers at various times commencing in 1997.  The last stock option grant was in 2004.  For our Chief Executive Officer, the cash value of the option awards was approximately $446,000 at March 26, 2007, computed as the excess of the stock’s current market price over the exercise price for both vested and non-vested options.  The cash values of the option awards for the Chief Credit Officer and the Chief Financial officer, using the same calculation method, were $74,624 and $68,279, respectively.  The market price used in this calculation was the closing price of the Company’s stock on March 25, 2007 of $21.75 which is subject to change at any time.

Incentive stock options granted to executive officers are issued at the closing market value of the common stock at the time of issue.  Upon approval by the Board of the option grants, the actual administering of grants is coordinated through the Company’s Human Resources Department.  The Company does not have a formal written policy guiding the timing of equity grants.  The grant date of stock option grants is not coordinated with the release of material, non-public information.  The Company does not plan to time, and will not time, its release of material non-public information for the purpose of affecting the value of executive compensation.  There has been no backdating of stock options granted to executive officers or any other persons.

Clarke Consulting, an independent consulting firm has been engaged to assist the Company in further developing its incentive stock option program.  The Company anticipates receiving the recommendations of the firm in April 2007.

   (iv)  Post-Employment Benefits

In an effort to attract and retain qualified executive officers, the Company has implemented a supplemental retirement and life insurance plan for the benefit of its executive officers.  The defined benefit portion of the plan is designed to provide executive officers at normal retirement age with an annual retirement benefit of specified amounts to be paid monthly for life under executive supplemental compensation agreements with each of them.  The plan has vesting schedules that are designed to create an incentive for the officers to remain in the Company’s employment to normal retirement age.

The executive officers who participate in the plan are also provided a death benefit.  This benefit is an endorsement split dollar life insurance benefit in an amount that is the lesser of $800,000 or the net-at-risk insurance portion of the proceeds until age 70, the lesser of $500,000 or the net-at-risk insurance portion of the proceeds from age 70 through age 79, and the lesser of $250,000 or the net-at-risk insurance portion of the proceeds at age 80 and thereafter.  The net-at-risk insurance portion is the amount of the total policy proceeds less the cash value of the policy.  The Company is entitled to the remainder of the policy proceeds.

The Company’s obligations under the retirement benefit portion of the plan are not funded; however, the Company has purchased life insurance policies that are actuarially designed to offset the annual expenses associated with the plan and that will, given reasonable actuarial assumptions, offset all plan costs during the lives of the executive officers and provide a complete recovery of all plan costs upon the deaths of the executive officers.  The Company has all the ownership rights in the cash values and death benefits of the policies.  The Company has paid the premiums for the policies for the three executives in full.  The Company records annual increases in the cash values of the policies as income, and, as benefits accrued to the three participants under the plan, the Company records a compensation expense on an annual basis.  Although the Company believes that the actuarial assumptions it has made are reasonable and that the policy benefits will fund substantially all of the Company’s liability under this plan, the Company will be responsible for payment of accrued benefits even if those assumption prove to be incorrect or the Company does not receive all the insurance cash value or proceeds that it expects.

The amount vested of the Company’s contribution to the supplemental retirement and life insurance plan for each of the named executive officers is shown in the footnotes to the Summary Compensation Table.

  (v)  Perquisites

The Board of Directors of the Company adopted a 401(k) Plan that is available to all employees.  The Company’s 401(k) Plan is intended to provide a tax-deferred savings vehicle to its participants.  Eligible employees may make contributions to the 401(k) Plan subject to the limitations of Section 401(k) of the Internal Revenue Code of 1986.  In January 2000 the Company began making contributions to the 401(k) Plan.  Prior to April 1, 2006, the Company contributed an amount equal to 50 percent of the first six percent of salary which an employee deferred pursuant to the 401(k) Plan.  Commencing April 1, 2006, the Company increased its level of contribution to 70 percent of the first six percent of salary which an employee defers pursuant to the 401(k) Plan.  The amounts of Company contributions to the 401(k) Plan during 2006 for the executive officers named above in the Summary Compensation Table are included n that table in the column entitled “All Other Compensation.”

The Company pays the cost of premiums on life insurance policies insuring all employees, including executive officers, in amounts equal to (i) two times each officer’s salary, up to a maximum of $200,000 in coverage; (ii) $25,000 for each non-officer employee; (iii) $10,000 for an employee’s spouse; and (iv) $5,000 for dependents of employees.  The policies are payable to the employees’ designated beneficiaries.  In addition, the Company provides certain incidental personal benefits to executive officers.  The incremental cost to the Company of providing such benefits to the executive officers named above did not, for the fiscal year ended December 31, 2006, exceed the lesser of $50,000 or 10 percent of the annual salary and bonus compensation paid to the executive officers.

Employment Contracts

There are no employment contracts between the Company and any of its officers or employees.

Compensation Committee Report

We have reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K with management and, based on such review and discussions, we have recommended to the Board that the Compensation Discussion and Analysis be included in this Proxy Statement and in the Annual Report on Form 10-K for the year ended December 31, 2006.

THE COMPENSATION COMMITTEE:

David B. Day, Committee Chairman
Donald A. Gilles
Philip R. Hammond, Jr.
Fred P. LoBue, Jr.
Barry R. Smith

Notwithstanding anything to the contrary set forth in any of our previous filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, that incorporate future filings, including this Proxy Statement, in whole or in part, the foregoing Personnel/Compensation Committee Report shall not be incorporated by reference into any such filings.

Summary Compensation Table

The following table sets forth information concerning the compensation of our Chief Executive Officer, Chief Financial Officer and our other most highly compensated officers who are considered executive officers and who served in such capacities during 2006:

Summary Compensation Table
Name and Principal Position	Year	Salary	Bonus	Stock Awards	Option Awards	Non-Equity Incentive Plan Compensation (1)	Changes in Pension Value and Nonqualified Deferred Compensation Earnings	All Other Compensation (2)	Total
Donald A. Gilles President and Chief Executive Officer	2006	$170,000	$0	$0	$0	$0	n/a	$80,684	$250,684
Roy O. Estridge Executive Vice President and Chief Financial Officer	2006	$135,192	$0	$0	$0	$0	n/a	$7,334	$142,526
Allan W. Stone Executive Vice President and Chief Credit Officer	2006	$141,092	$0	$0	$0	$11,200	n/a	$6,769	$159,061

(1)           Amount earned under 2006 Incentive Bonus Plan on achievement of target bonus level.
(2)           The amounts reported in “All Other Compensation” include the following:

	Mr. Gilles	Mr. Estridge	Mr. Stone
401(k) matching contribution	$6,645	$5,318	$5,460
Country club dues	-	-	717
Contribution to Supplemental Retirement and Life Insurance Plan	74,039	2,016	592

Total	$80,684	$7,334	$6,769

Grants of Plan Based Awards

		Estimated future payouts under non- equity incentive plan awards(1)			All other stock awards; Number of shares of stock or	All other option awards; Number of securities underlying	Exercise or base price of	Grant date fair value of stock and
Name	Grant date	Threshold ($)	Target ($)	Maximum ($)	units (#)	options (#)	option awards ($/Sh)	option awards ($)
Donald A. Gilles		—	—	—	—	—	—	—
Roy O. Estridge		—	—	—	—	—	—	—
Allan W. Stone		—	—	—	—	—	—	—

(1)	There were no non-equity grants during 2006.

Outstanding Equity Awards at Fiscal Year-End

The following table sets forth information concerning the exercisable and unexercisable stock options at December 31, 2006 held by the individuals named in the Summary Compensation Table:

	Option Awards				Stock Awards
Name	Number of securities underlying unexercised options (#) Exercisable	Number of securities underlying unexercised options (#) Unexercisable	Option exercise Price ($)	Option expiration date	Number of shares or units of stock that have not vested (#)	Market value of shares or units of stock that have not vested ($)

Donald A. Gilles President and Chief Executive Officer	21,107 (1) 2,482 (2) 5,470 (2)	— 826 —	$5.92 12.09 7.13	11/18/2007 2/17/2014 10/16/2011	— — —	— — —
Roy O. Estridge Executive Vice President and Chief Financial Officer	3,473 (2) 497 (2)	— 330	$7.86 12.09	11/20/2012 2/17/2014	— —	— —
Allan W. Stone Executive Vice President and Chief Credit Officer	4,558 (2) 497 (2)	— 330	$7.13 12.09	10/16/2011 2/17/2014	— —	— —

(1)           Non-qualified options granted on November 18, 1997 vest 20% upon grant then in four equal installments on the first four anniversaries of the grant date.

(2)           The incentive options vest 20% annually from grant date in five equal installments on the anniversaries of grant date.

Option Exercises and Stock Vested in 2006

There were no options exercised in 2006 by any executive officer.  During 2006, the number of stock option shares that vested for executive officers were as follows: Mr. Gilles – 661, Mr. Estridge – 1,033, and Mr. Stone – 165.

Compensation Committee Interlocks

During 2007, Donald A. Gilles, the Company’s President and Chief Executive Officer, served on the Personnel/Compensation Committee of the Company’s Board of Directors.  The Personnel/Compensation Committee determines the remuneration for senior management.  Mr. Gilles did not participate as a voting member of the Personnel/Compensation Committee or the Board of Directors with respect to matters related to his own compensation.

Pension Benefits

The following table presents information related to pension benefits to named executive officers, and specifically the benefits associated with their supplemental executive retirement plans as of December 31, 2006. The Company also provides certain pension benefits under the Company’s 401(k) plan, and the annual amount of matching contributions to the named executive officers in such plan for their behalf is included in column (i) of the Summary Compensation Table.

Pension Benefits
Name	Plan Name	Number of Years Credited Service (#)	Present Value of Accumulated Benefit ($)	Payments During Last Fiscal Year ($)
Donald A. Gilles	Supplemental Executive Retirement Plan	10	$186,892	$0
Roy O. Estridge	Supplemental Executive Retirement Plan	4	$75,985	$0
Allan W. Stone	Supplemental Executive Retirement Plan	8	$121,045	$0

 Nonqualified Deferred Compensation

The Company does not provide a nonqualified deferred compensation plan.

Equity Compensation Plan Information

Plan category	No. of securities to be issued upon exercise of outstanding option, warrants and rights	Weighted average exercise price of outstanding option, warrants and rights	No. of securities remaining available for future issuance under equity compensation plans

Equity compensation plans approved by securities holders	221,947	$ 7.95	None (1)
Equity compensation plans not approved by security holders	None	None	None

(1)            Due to expiration of 1997 Amended and Restated Stock Option Plan on February 17, 2007.  See Proposal Two.

Potential Payments upon Termination due to Change in Control

The Company believes that it is important to protect its executive officers in the event of a change in control.  It is the Company’s further belief that the interests of the shareholders will be best served if the interests of its executive officers are aligned with them, and providing change in control benefits should eliminate, or at least reduce, the reluctance of executive officers to pursue potential change in control transactions that may be in the best interests of the shareholders.  In the event of a change in control in which executive officers are terminated, the Company would accelerate the vesting of all equity compensation for the terminated officers.  Based upon a hypothetical termination date of December 31, 2006, the change in control termination benefits from accelerated vesting of equity compensation for executive officers would be $33,466.  For purposes of these benefits, a change in control is deemed to occur when there is a change in ownership consisting of a merger or consolidation in which the Company will not be the surviving corporation.

In addition, if an executive officer’s employment is terminated upon the occurrence of a change in control as defined in the executive supplemental compensation agreements referred to in the section entitled “Executive Supplemental Retirement and Life Insurance Plan,” the benefits to be provided in accordance with the agreements shall become 100% vested.  Based on a hypothetical termination date of December 31, 2006, the change in control termination benefits from accelerated vesting of executive supplemental compensation agreements for executive officers would be $383,922.

The term change in control for this purpose shall mean the occurrence of any of the following events with respect to the Company:  (i) a change in control of a nature that would be required to be reported in response to Item 6(e) of Schedule 14A of Regulation 14A promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or in response to any other form or report to the regulatory agencies or governmental authorities having jurisdiction over the Company or any stock exchange on which the Company’s shares are listed which requires the reporting of a change in control; (ii) any merger, consolidation or reorganization of the Company in which the Company does not survive; (iii) any sale, lease, exchange, mortgage, pledge, transfer or other disposition (in one transaction or a series of transactions) of any assets of the Company having an aggregate fair market value of fifty percent (50%) of the total value of the assets of the Company, reflected in the most recent balance sheet of the Company, (iv) a transaction whereby any “person” (as such term is used in the Exchange Act) or any individual, corporation, partnership, trust or any other entity becomes the beneficial owner, directly or indirectly, of securities of the Company representing twenty-five percent (25%) or more of the combined voting power of the Company’s then outstanding securities; or (v) a situation where, in any one-year period, individuals who at the beginning of such period constitute the Board of Directors of the Company cease for any reason to constitute at least a majority thereof, unless the election, or the nomination for election by the Company’s shareholders, of each new Director is approved by a vote of at least three-quarters (3/4) of the Directors then still in office who were Directors at the beginning of the period.

DIRECTOR COMPENSATION

As the only director on the Company’s Board of Directors who also is an employee, Mr. Gilles does not receive any additional compensation for his service as a member of the Company’s Board of Directors.  The Company’s non-employee directors each receive an annual retainer fee of $3,000.  The non-employee directors on the Company’s Executive Committee each receive an annual retainer fee of $1,800.  In addition, each non-employee director also receives $200, $300, or $400 per meeting, depending on the committee and if they are a committee chairman or member.  Total directors fees paid in 2006 were $101,300.

During 2006, there were 10,000 non-qualified options issued to a new director at an exercise price of $19.50.

Such amounts are set forth above in the Summary Compensation Table.  The following table sets forth the fees earned by each non-employee director and senior director in 2006:

Name	Fees earned or paid in cash ($)(1)		Option awards ($)(3)	Total ($)
David B. Day	$9,900		$—	$9,900
Walter A. Dwelle	19,000		—	19,000
Thomas A. Gaebe	9,400		—	9,400
Philip R. Hammond, Jr.	13,000		—	13,000
Russell F. Hurley	19,200		—	19,200
Fred P. LoBue, Jr.	13,400		—	13,400
Kenneth H. Macklin	10,600		—	10,600
Stanley J. Shamoon	1,800	(2)		1,800
Barry R. Smith(2)	5,000	(2)	79,900	84,900
Donald A. Gilles	—		—	—

(1)           All director meeting fees are paid monthly.  Total director meeting fees for 2006 were $71,900.  The director retainer fees are paid quarterly.  Total director retainer fees for 2006 were $29,400.  As the only director on the Company’s Board of Directors who is an employee, Mr. Donald Gilles does not receive any additional compensation for his service as a member of the Company’s Board of Directors.

(2)           Mr. Barry R. Smith replaced retiring Director Stanley J. Shamoon on June 20, 2006.

(3)           The amounts in this column reflect the 10,000 non-qualified stock options granted at an estimated fair value of $7.99 per option on June 20, 2006 when he replaced Director Stanley J. Shamoon.  Mr. Shamoon exercised his vested options on 7/25/06 and purchased 22,596 shares of stock at a gain of $314,569 which resulted in a tax benefit to Valley Commerce Bancorp of $125,828.

As of December 31, 2006, the Company had 213,751 non-qualified stock options outstanding to directors of the Company, of which 170,920 were exercisable.  All stock options were granted at an exercise price of not less than one hundred percent (100%) of the fair market value of the stock on the date of the grant. The amount of options outstanding at December 31, 2006 (as well as the original option grant information presented above) has been adjusted to reflect the 3-for-2 stock split effective September 3, 2004, and the 5% stock dividends issued in 1998, 2000, 2001, 2002, 2003, 2004, and 2006.

Each option granted expires no later than ten (10) years from the date the option was granted.  The vesting of non-qualified stock options occurs at a rate of 20% at date of grant and 20% per year afterward for a 100% vesting after the completion of four years of service.  In June 2006, Barry R. Smith, a new director, was granted 10,000 non-qualified stock options granted at a price of $19.50 per option when he replaced retiring director Stanley J. Shamoon.  Mr. Shamoon exercised his vested options on July 25, 2006 and purchased 22,596 shares of stock at a gain of $314,569 which resulted in a tax benefit to the Company of $125,828.  Mr. Shamoon forfeited 992 non-vested non-qualified stock options.

RECOMMENDATION OF THE BOARD OF DIRECTORS

You are urged to vote for Proposal One: To elect the nine nominees set forth herein to serve until the next annual meeting of the shareholders and until their respective successors shall be elected and qualified:  David B. Day, Walter A. Dwelle, Thomas A. Gaebe, Donald A. Gilles, Philip R. Hammond, Jr., Russell F. Hurley, Fred P. LoBue, Jr., Kenneth A. Macklin, and Barry R. Smith.  If no instruction is given with a signed proxy, the proxy holders intend to vote for each nominee listed.

PROPOSAL TWO:

APPROVAL OF 2007 EQUITY INCENTIVE PLAN

In 1997 the Board of Directors of Bank of Visalia adopted the Bank of Visalia 1997 Stock Option Plan (“1997 Plan”).  In January 2003, following the organization of Valley Commerce Bancorp as the holding company for Bank of Visalia, the 1997 Plan was restated and adopted by Valley Commerce Bancorp as the successor corporation to Bank of Visalia (renamed in 2005 and hereinafter referred to as Valley Business Bank, or the Bank).  The 1997 Plan expired on February 17, 2007.  When the 1997 Plan expired on February 17, 2007 approximately 221,947 unexercised stock options issued pursuant to the 1997 Plan, equal to approximately 10 percent of the total number of shares of Valley Commerce Bancorp common stock currently outstanding,  remained outstanding.  Of the approximately 221,947 unexercised stock options that  remained outstanding upon termination of the 1997 Plan, approximately 84,428 options will expire within 18 months of the expiration of the 1997 Plan.  Approximately 116,197 shares were available for grants of options under the 1997 Plan at the date the 1997 Plan expired.

To replace the 1997 Plan, The Board of Directors has adopted the Valley Commerce Bancorp 2007 Equity Incentive Plan (“Incentive Plan”).  The Incentive Plan will take effect upon approval by the Company’s shareholders.  The Incentive Plan is intended to amend and restate the Valley Commerce Bancorp Amended and Restated 1997 Stock Option Plan, which was initially approved by the shareholders of the Bank at the 1997 annual meeting of the Bank’s shareholders. The purpose of the Incentive Plan is to promote the long-term success of the Company and the creation of shareholder value.  The Board of Directors believes that the availability of stock options and other forms of stock awards will be a key factor in the ability of the Company to attract and retain qualified individuals.  A copy of the Incentive Plan is attached as Exhibit A to this Proxy Statement.  The following discussion is qualified in its entirety by reference to the Incentive Plan.

The Incentive Plan provides for the following types of awards:

☐	stock options;
☐	restricted stock awards;
☐	qualified performance-based awards; and
☐	stock grants.

Participants.  Any of the employees and the non-employee directors of the Company and of Valley Business Bank may be selected by the Board of Directors to participate in the Incentive Plan.  As of March 30, 2007, there were approximately 85 persons who are eligible to participate in the Incentive Plan.

Administration.  The Incentive Plan may be administered by a Committee of the Board, all of whom will be independent directors as defined by the regulations of the SEC and Nasdaq.  The Board may at any time exercise any of the powers and responsibilities assigned to the Committee under the Incentive Plan.  Subject to the provisions of the Incentive Plan and the authority granted by the Board, the Committee will have complete authority to make all determinations with respect to awards to be granted, including the form of award and the recipient of the award.  Subject to the provisions of the Incentive Plan, the Committee will also have complete authority to interpret the Incentive Plan, to prescribe, amend and rescind rules and regulations relating to the Incentive Plan, to determine the terms and provisions of any agreements concerning the terms of an award, and to make all other determinations necessary or advisable for the administration of the Incentive Plan.  All decisions, interpretations and other actions of the Committee will be final and binding.

Stock options.  Stock options may be granted under the Incentive Plan, including options which are qualified as incentive stock options as defined under Section 422 of the Internal Revenue Code (the “Code”), and nonqualified stock options. Options will not be exercisable at a price that is less than 100% of the fair market value of the Company’s common stock on the date of grant or, if the optionee holds at least 10% of the voting power of all classes of our stock, 110% of fair market value.  The term of options will generally be ten years, except that incentive stock options granted to 10% shareholders will have a term of no more than five years.

As determined by the Committee at the time of the grant of the option, options will vest and become exercisable in approximately equal installments over a three to five year period following the grant of the option.  The Committee may allow an optionee to exercise options before an installment vests, subject to the Company’s right to repurchase the shares or any other restriction the Committee imposes.

Upon the exercise of a stock option, the purchase price must be paid in full in either cash or its equivalent.  The Committee may (i) allow the optionee to make payment by tendering shares of the Company’s common stock having a fair market value equal to the exercise price, (ii) in appropriate circumstances,  allow broker-assisted cashless exercises under which the Company issues shares on exercise of the option and is paid the purchase price from the sale of the shares by the optionee’s broker, or (iii) withhold shares on option exercise in payment of the exercise price and tax withholding.  Also, if Proposal [3] is approved by the Company’s shareholders, the Company may immediately repurchase from the optionee upon the optionee’s exercise of an option.

Options continue to be exercisable for up to twelve months after an optionee’s association with the Company terminates due to death or disability and up to 90 days after an optionee’s association ends for other reasons.  These periods may be extended at the Committee’s discretion.

Restricted stock.  A restricted stock award is the grant of shares of our common stock, exercisable currently at a price determined by the Committee (including zero), that is subject to forfeiture until specific conditions or goals are met.  Conditions may be based on continuing employment or achieving performance goals specified by the Committee.  During the period of restriction, participants holding restricted stock may, if permitted by the Committee, have full voting and dividend rights.  The restrictions lapse in accordance with a schedule or other conditions determined by the Committee.

Stock grants.  A stock grant is an award of shares of common stock without restriction.  Stock grants may be made in certain circumstances to reward special performance or for other special reasons.

Performance-based awards.  Grants of performance-based awards under the Incentive Plan are intended to qualify as “performance-based compensation” under Section 162(m) of the Code and preserve the deductibility of these awards for federal income tax purposes.  Section 162(m) of the Code denies a tax deduction to public companies for compensation paid to certain “covered employees” in a taxable year to the extent the compensation paid to a covered employee exceeds $1,000,000 unless the plan contains certain features that qualify the compensation as “performance-based compensation.”  Because Section 162(m) of the Code only applies to those employees who are “covered employees” as defined in Section 162(m), only covered employees and those likely to become covered employees are eligible to receive performance-based awards.  “Covered employees” means the Company's chief executive officer and any of its other four highest compensated officers.

Participants are only entitled to receive payment for a performance-based award for any given performance period to the extent that pre-established performance goals set by the Committee for the period are satisfied.  These pre-established performance goals must be based on one or more of the following performance criteria which are set forth in Section 2.24 of the Incentive plan:

2.24  Performance Criteria means the criteria that the Committee selects for purposes of establishing the Performance Goal or Performance Goals for a Participant for a Performance Period.  The Performance Criteria used to establish Performance Goals are limited to:  pre- or after-tax net earnings, sales growth, operating earnings, operating cash flow, return on net assets, return on shareholders’ equity, return on assets, return on capital, Stock price growth, shareholder returns, gross or net profit margin, earnings per share, price per share of Stock, and market share, any of which may be measured either in absolute terms or as compared to any incremental increase or as compared to results of a peer group.

These performance criteria may be measured in absolute terms or as compared to any incremental increase or as compared to results of a peer group, and may be calculated in any manner chosen by the Committee.  With regard to a particular performance period, the Committee will have the discretion to select the length of the performance period, the type of performance-based awards to be granted, and the goals that will be used to measure the performance for the period.  In determining the actual size of an individual performance-based award for a performance period, the Committee may reduce or eliminate (but not increase) the award.  Generally, a participant would have to be employed on the date the performance-based award is paid to be eligible for a performance-based award for that period.  If the shareholders approve the Incentive Plan, they will also be approving the performance criteria set forth above.

Shares reserved for issuance.  Subject to certain adjustments, the maximum aggregate number of shares of the Company’s common stock which may be issued pursuant to or subject to Awards is 116,197, which is equal to the number of shares remaining available for grants of options under the Amended and Restated 1997 Stock Option Plan.  The maximum aggregate number of shares of our common stock which may be issued pursuant to or subject to outstanding incentive stock options granted under the Incentive Plan is 116,197.  Shares withheld in payment of tax withholding on exercise of awards, shares tendered by participants in payment of the exercise price of options and the purchase price of restricted stock, and shares cancelled or forfeited by participants, become available for future grants under the Incentive Plan.

Acceleration of vesting.  The vesting of any awards granted under the Incentive Plan may be accelerated in full in the event of a merger or sale of the Company if the acquiring entity does not assume or replace the awards with comparable awards. In addition, the Committee may accelerate the exercisability of options (unless restricted by the Code in the case of incentive options) and any grant of restricted stock even if restrictions have not expired.

Limitation of Rights.  Participants in the Incentive Plan will not be deemed for any purpose to be shareholders of the Company with respect to any of the shares of stock subject to an award unless and until a certificate has been issued for the shares.  However, the Committee may allow holders of restricted stock to exercise voting rights and receive dividends during the restricted period.  Any stock issued pursuant to awards is subject to any restrictions on transfer imposed by our articles of incorporation and bylaws and by applicable law.

Transferability.  Except as otherwise provided in the Incentive Plan, options and awards are not transferable, and no options, awards or interests in them may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated other than by will or the laws of descent and distribution. All of a participant’s rights in any option or award may be exercised during the life of the participant only by the participant or the participant’s legal representative. However, the Committee may allow a nonstatutory stock option or restricted stock to be transferred by the recipient to a family member, provided no compensation or value is paid for the transfer.

Amendment and termination.  The Board of Directors may terminate, amend or modify the Incentive Plan at any time, with shareholder approval to the extent necessary and desirable to comply with any applicable law, regulation or listing standard of any market where our securities trade.  We may not make any grants under the Incentive Plan after the tenth anniversary of the date the plan was adopted by the board.  Awards outstanding at the time the Incentive Plan is amended or terminated will continue in existence, and the terms of the Incentive Plan will continue to apply to them, until the awards are exercised, cancelled or forfeited.

Tax effect on Company.  We generally will be entitled to a tax deduction in connection with an option or award under the Incentive Plan in an amount equal to the ordinary income realized by a participant and at the time the participant recognizes such income (for example, upon the exercise of a nonstatutory stock option).  Special rules limit the deductibility of compensation paid to our chief executive officer and to each of the named executive officers.  Under Section 162(m) of the Code, the annual compensation paid to any of these specified executives will be deductible only to the extent that it does not exceed $1,000,000.  However, we can preserve the deductibility of certain compensation in excess of $1,000,000 if the conditions of Section 162(m) are met with respect to awards.  These conditions include shareholder approval of the Incentive Plan and performance criteria under the Incentive Plan, setting individual annual limits on each type of award, and certain other requirements.  The Incentive Plan has been designed to permit the Committee to grant awards that qualify as performance-based for purposes of satisfying the conditions of Section 162(m), thereby permitting us to receive a federal income tax deduction in connection with such awards if we should make them.

Shareholder approval.  Approval of the Incentive Plan requires the affirmative vote of a majority of the outstanding shares entitled to vote at the annual meeting.

The following directors and certain officers, employees and organizers of the Company have been granted stock options to purchase shares of the Company’s stock pursuant to the Valley Commerce Bancorp Amended and Restated 1997 Stock Option Plan.

Name	Stock Option Type	Number of Options Granted	Vested Options	Non-vested Options	Options Exercised

Walter A. Dwelle	Non-qualified	23,588	23,092	496	-
Donald A. Gilles	Non-qualified	23,588	23,092	496	-
Russell F. Hurley	Non-qualified	23,588	23,092	496	-
Fred P. LoBue, Jr.	Non-qualified	23,588	23,092	496	-
Thomas Gaebe	Non-qualified	19,019	15,216	3,803	-
Barry Smith	Non-qualified	10,000	2,000	8,000	-
Philip R. Hammond, Jr.	Non-qualified	22,583	22,087	496	-
David B. Day	Non-qualified	22,583	22,087	496	-
Kenneth Macklin	Non-qualified	21,626	21,130	496	-
Donald A. Gilles	Incentive	6,297	5,967	330	-
Allan W. Stone	Incentive	5,385	5,055	330	-
Roy O. Estridge	Incentive	5,168	3,970	1,198	-
Michael Stanley	Incentive	3,479	3,182	297	-
Carolyn Cross	Incentive	2,402	2,171	231	-
Marvin Hansen	Incentive	2,402	2,171	231	-
Donald Lobb	Incentive	2,402	712	231	1,459
Leroy Trippel	Incentive	2,402	2,171	231	-
Karen Dressel	Incentive	1,654	993	661	-
Nathan Halls	Incentive	413	249	164	-
Susanne Greeno	Incentive	413	249	164	-
Linda Wood	Incentive	413	249	164	-
Sharon Andrews	Incentive	413	249	164	-
Total Options		223,406	202,276	19,671	1,459

Donald A. Gilles, in his capacity as the Company’s President and Chief Executive Officer, has been granted options that are intended to be ISOs in addition to options that are intended to be NSOs, while the options granted to the other members of the Company’s Board of Directors are intended to be NSOs.  In addition, ISOs to purchase 26,946 shares have been granted to a total of 12 of the Company’s current employees.

United States income tax considerations.  The grant of the above-listed stock options will not result in taxable income to the recipient.  With respect to non-qualified stock options, the recipient will realize ordinary income at the time of exercise in an amount equal to the excess of the fair market value of the shares acquired over the exercise price for those shares and we will be entitled to a corresponding deduction.  Except as described below, gains or losses realized by the participant upon disposition of such shares will generally be treated as capital gains and losses, with the basis in such shares equal to the fair market value of the shares at the time of exercise.  In the case of a disqualifying disposition of incentive option stock, some or all of the gain will be ordinary income and we will be entitled to a corresponding deduction.

The preceding discussion is based on U.S. tax laws and regulations presently in effect, which are subject to change, and the discussion does not purport to be a complete description of the U.S. income tax aspects of the Incentive Plan.  A participant may also be subject to state and local taxes in connection with the grant of awards under the Incentive Plan.  We suggest that participants consult with their individual tax advisors to determine the applicability of the tax rules to the awards granted to them in their personal circumstances.

RECOMMENDATION OF THE BOARD OF DIRECTORS

Unless shareholders indicate otherwise, the proxy holders intend to vote all proxies they hold in favor of adopting the Valley Commerce Bancorp 2007 Equity Incentive Plan.  You are urged to vote for Proposal 2: To approve the Valley Commerce Bancorp 2007 Equity Incentive Plan.

PROPOSAL THREE:

RATIFICATION OF SELECTION OF INDEPENDENT PUBLIC ACCOUNTANTS

Perry-Smith LLP has served as the independent certified public accountants for the Company and the Bank since 2003.  At the 2007 Annual Meeting of Shareholders the following resolution will be subject to ratification by a simple majority vote of the shares represented at the meeting:

RESOLVED, that the selection of Perry-Smith LLP as the independent certified public accountants of Valley Commerce Bancorp for the fiscal year ending December 31, 2007 is hereby ratified.

If ratification is not achieved, the selection of an independent certified public accountant will be reconsidered and made by the Audit Committee.  Even if the selection is ratified, the Audit Committee reserves the right and, in its discretion, may direct the appointment of any other independent certified public accounting firm at any time if the Audit Committee decides that such a change would be in the best interests of the Company and its shareholders.

The services to be provided during the fiscal year ending December 31, 2007 by Perry-Smith LLP include the examination and reporting of the financial status of the Company.  These services have been and will be furnished at customary rates and terms.  There are no existing direct or indirect agreements or understandings that fix a limit on current or future fees for these audit services.

A representative of Perry-Smith, LLP is expected to attend the 2007 Annual Meeting of Shareholders.  The representative will have the opportunity to make a statement, if desired, and is expected to be available to respond to shareholders’ inquiries.

Audit Fees

Audit fees consist of fees for professional services rendered for the audit of the Company’s consolidated financial statements, review of consolidated financial statements included in the Company’s regulatory filings and services normally provided by the independent auditor in connection with regulatory filings.  The aggregate amount of fees billed by Perry-Smith, LLP for professional services rendered for the audit of the Company’s annual financial statements and review of documents filed with the Securities and Exchange Commission during the fiscal year ended December 31, 2006 was $98,000 and during the fiscal year ended December 31, 2005 was $84,100.

Audit-Related Fees

Perry-Smith, LLP did not perform any audit-related professional services for the Company during the fiscal years ended December 31, 2006 and December 31, 2005.

Tax Fees

Tax services consist of compliance fees for the preparation of tax returns and tax payment-planning services.  Tax services also include fees relating to other tax advice, tax consulting and planning other than for tax compliance and preparation.  The aggregate amount of fees billed by Perry-Smith, LLP for tax compliance, tax advice, tax planning and related tax services for the fiscal year ended December 31, 2006 was $15,000 and for the fiscal year ended December 31, 2005 was $13,000.

All Other Fees

During the fiscal year ended December 31, 2006, Perry-Smith, LLP completed a review of the Bank’s interest rate risk management, and performed other services, for which it billed $6,000. Perry-Smith, LLP did not perform any other services for the Company during the fiscal years ended December 31, 2006 and December 31, 2005.

Pre-Approval of Non-Audit Services

The Audit Committee must pre-approve any non-audit services by the independent auditors and the related fees to be paid for such services.  The Audit Committee has not pre-approved any general category of non-audit services.  The Audit Committee considers whether the engagement of the independent auditors for any non-audit services is permitted by the rules of the Securities and Exchange Commission and whether it might impair the independence of the independent auditors.

The Company’s Audit Committee has considered whether its auditor’s provision of the services described above under the captions “Audit-Related Fees,” “Tax Fees” and “All Other Fees” is compatible with maintaining the independence of its auditors.

RECOMMENDATION OF THE BOARD OF DIRECTORS

You are urged to vote for Proposal Three: To ratify the Board’s selection of Perry-Smith LLP to serve as the Company’s auditors for the fiscal year ending December 31, 2007.  The proxy holders intend to vote all proxies they hold in favor of approving the ratification of Perry-Smith LLP as the Company’s auditors for the fiscal year ending December 31, 2007 (unless the shareholders direct otherwise).

PROPOSAL FOUR:

 APPROVAL OF ADJOURNMENT OF THE MEETING
FOR THE PURPOSE OF SOLICITING ADDITIONAL PROXIES

The Bank is submitting a proposal for consideration at the Meeting to authorize the named proxies to approve one or more adjournments of the Meeting to solicit additional proxies in the event that there are not sufficient votes in favor of the proposal to adopt the Valley Commerce Bancorp 2007 Equity Incentive Plan.  Even though a quorum may be present at the Meeting, it is possible that the Bank may not have received sufficient votes to approve the 2007 Equity Incentive Plan.  In that event, the Bank would need to adjourn or postpone the Meeting in order to solicit additional proxies.  The adjournment proposal relates only to an adjournment of the Meeting for purposes of soliciting additional proxies to obtain the requisite shareholder approval of the 2007 Equity Incentive Plan.  Any other adjournment or postponement of the Meeting (e.g., an adjournment required because of the absence of a quorum) would be voted upon pursuant to the discretionary authority granted by the proxy.  The Board of Directors retains full authority to adjourn the Meeting for any other purpose, including the absence of a quorum, or to postpone the Meeting before it is convened, without the consent of any of the Bank's shareholders.  The persons named in the enclosed proxy will vote the shares represented by a duly executed and delivered proxy to approve any such adjournment, unless the proxy is marked otherwise.  Accordingly, if a shareholder returns a proxy without contrary instructions, the persons named as proxies will vote to approve any such adjournment.  Approval of any such adjournment requires the affirmative vote of the holders of a majority in voting power of the outstanding Common Stock present in person at the Meeting or represented by proxy at the Meeting and entitled to vote thereon.  If the Meeting is adjourned or postponed, the Bank is not required to give notice of the time and place of the adjourned or postponed meeting unless the Board of Directors fixes a new record date for the Meeting or if the adjournment is for more than 30 days.

RECOMMENDATION OF THE BOARD OF DIRECTORS

            Unless shareholders indicate otherwise, the proxy holders intend to vote all proxies they hold in favor of Proposal 4.  The Board of Directors recommends that you vote in favor of Proposal 4: to approve the adjournment proposal so that proxies may be used for that purpose, should it become necessary.

ADDITIONAL INFORMATION

A copy of the Annual Report of the Company on Form 10-K as filed with the Securities and Exchange Commission, including financial statements, is available without charge to shareholders upon written request addressed to the Corporate Secretary, Valley Commerce Bancorp, 200 South Court Street, Visalia, California, 93291.

Only one proxy statement is being delivered to multiple security holders sharing an address unless the Company has received contrary instructions from one or more of the security holders.  The Company will promptly deliver, upon written or oral request, a separate copy of the proxy statement to a security holder at a shared address to which a single copy of the document was delivered.  Such a request should be made to the Corporate Secretary, Valley Commerce Bancorp, 200 South Court Street, Visalia, California, 93291, (559) 622-9000.  Requests to receive a separate mailing for future proxy statements should be made orally or in writing to the Corporate Secretary at the foregoing address or phone number.

OTHER BUSINESS

If any matters not referred to in this Proxy Statement come before the meeting, including matters incident to the conduct of the meeting, the proxy holders will vote the shares represented by proxies in accordance with their best judgment.  Management is not aware of any other business to come before the meeting and, as of the date of the preparation of this Proxy Statement, no shareholder has submitted to management any proposal to be acted upon at the meeting.

OTHER MATTERS

Shareholder proposals intended to be presented for consideration at the 2008 Annual Meeting of Shareholders and to be included in the Company’s Proxy Statement for that meeting must be received by the Company no later than November 30, 2007.

VALLEY COMMERCE BANCORP

/s/ Fred P. LoBue, Jr.
Fred P. LoBue, Jr.
Secretary

Visalia, California
March 30, 2006

EXHIBIT A

VALLEY COMMERCE BANCORP

2007 EQUITY INCENTIVE PLAN

Adopted by the Board of Directors on March 20, 2007

Approved by the Shareholders on __________, ____

1.           Purpose. The 2007 Equity Incentive Plan (the “Plan”) of Valley Commerce Bancorp, a California corporation and a registered bank holding company under the Bank Holding Company Act of 1956 (the “Company”), is intended to attract and retain the best available personnel for positions of substantial responsibility, encourage ownership of Stock by employees and directors of the Company and its Affiliates, and to provide additional incentive for them to promote the success of the Company’s business.  The Plan is intended to be an incentive stock option plan within the meaning of Section 422 of the Code, but not all Awards are required to be Incentive Options.

2.           Definitions. As used in the Plan, the following terms shall have the following meanings:

2.1           Accelerate, Accelerated, and Acceleration means:

(a) when used with respect to an Option, that as of the time of reference the Option will become exercisable with respect to some or all of the Stock for which it was not then otherwise exercisable by its terms; and

(b) when used with respect to Restricted Stock, that the Risk of Forfeiture otherwise applicable to such Restricted Stock shall expire with respect to some or all of the Restricted Stock then still otherwise subject to the Risk of Forfeiture.

2.2           Acquisition means a merger or consolidation of the Company with or into another person or the sale, transfer, or other disposition of all or substantially all of the Company’s assets to one or more other persons in a single transaction or series of related transactions.

2.3           Affiliate means any corporation, partnership, limited liability company, business trust, or other entity controlling, controlled by or under common control with the Company.

2.4           Award means any grant or sale pursuant to the Plan of Options, Restricted Stock, or Stock Grants.

2.5           Award Agreement means an agreement between the Company and a Participant, setting forth the terms and conditions of an Award.

2.6           Board means the Board of Directors of the Company.

2.7           Change of Control means and shall be deemed to have occurred if:

(a) any one person, or more than one person acting as a group, acquires ownership of stock of the Company that, together with stock held by such person or group, constitutes more than 50% of the total fair market value or total voting power of the stock of the Company;

(b) a majority of the members of the board of directors of the Company is replaced during any 18-month period by directors whose appointment or election is not endorsed by a majority of the members of the Company’s board of directors prior to the date of appointment or election; or

(c) one person, or more than one person acting as a group, acquires (or has acquired during the 12-month period ending on the date of the most recent acquisition by such person or group), assets from the Company that have a total gross fair market value equal to or more than 40% of the total gross fair market value of all assets of the Company immediately prior to such acquisition or acquisitions.  For purposes of the preceding clause (c), there is no acquisition of assets if the assets are transferred to:

(i) a shareholder of the Company in exchange for or with respect to its stock;

(ii) an entity, 50% or more of the total value or voting power of which is owned, directly or indirectly, by the Company;

(iii) a person, or more than one person acting as a group, that owns, directly or indirectly, 50% or more of the total value or voting power of all the outstanding stock of the Company; or

(iv) an entity, at least 50% of the total value or voting power of which is owned, directly or indirectly, by a person described in the preceding clause (iii).

2.8           Code means the Internal Revenue Code of 1986, as amended, or any successor statutes thereto, and any regulations issued from time to time thereunder.

2.9           Committee means the Compensation Committee of the Board, which in general is responsible for the administration of the Plan, as provided in Section 5.  For any period during which no such committee is in existence, “Committee” means the Board, and all authority and responsibility assigned to the Committee under the Plan shall be exercised, if at all, by the Board. In the discretion of the Board, the Committee may consist solely of two or more Outside Directors, in accordance with Section 162(m) of the Code, or solely of two or more Non-Employee Directors, in accordance with Rule 16b-3 under the Exchange Act. In addition, the Board or the Committee, in its discretion, may delegate to a committee of two or more persons, who may but need not be Outside Directors or Non-Employee Directors:

(a) the authority to grant Awards to eligible persons who are either:

(i) not then Covered Employees and are not expected to be Covered Employees at the time of recognition of income resulting from such Award, or

(ii) not persons with respect to whom the Company wishes to comply with Section 162(m) of the Code, and/or

(b) the authority to grant Awards to eligible persons who are not then subject to Section 16 of the Exchange Act.

2.10           Continuous Service means the absence of any interruption or termination of service as an employee or director of the Company or any Subsidiary.  Continuous Service shall not be considered interrupted during any period of (i) any leave of absence approved by the Company or (ii) transfers between locations of the Company or between the Company and any Parent, Subsidiary or successor of the Company.  Military or sick leave or other public (such as jury duty) or personal leave approved by an authorized representative of the Company shall not be deemed an interruption or termination of Continuous Service, provided that it does not exceed the longer of 90 days or the period during which the absent Participant’s reemployment rights, if any, are guaranteed by statute or by contract.

2.11           Covered Employee means an employee who is a “covered employee” within the meaning of Section 162(m) of the Code.

2.12           Effective Date means March 20, 2007, the date the Plan was approved by the Board.

2.13           Exchange Act means the Securities Exchange Act of 1934, as amended.

2.14           Exercise Price means the price at which an Option may be exercised.

2.15           Grant Date means the date as of which an Award is granted, as determined under Section 7.1(a).

2.16           Incentive Option means an Option which by its terms is to be treated as an “incentive stock option” within the meaning of Section 422 of the Code.

2.17           Market Value means the value of a share of Stock on a particular date determined by such methods or procedures as may be established by the Committee.  Unless otherwise determined by the Committee, the Market Value of a share of Stock as of any date is the closing price as reported on the Nasdaq Capital Market (or on any national securities exchange or other established market on which or through which the Stock is then traded) for that date or, if no closing price is reported for that date, the closing price on the next preceding date for which a closing price was reported.

2.18           Nonstatutory Option means any Option that is not an Incentive Option.

2.19           Option means an Incentive Option or a Nonstatutory Option.

2.20           Optionee means a Participant to whom an Option shall have been granted under the Plan or to whom an Option has been transferred pursuant to Section 6.4.

2.21           Organizer means the incorporators of the Company who contributed funds to the Company to pay the Company’s pre-opening expenses.

2.22           Parent means a parent corporation of the Company, whether now or hereafter existing, as defined by Section 424(e) of the Code.

2.23           Participant means any recipient or Permitted Transferee of an outstanding Award or of securities issued pursuant to an Award.

2.24           Performance Criteria means the criteria that the Committee selects for purposes of establishing the Performance Goal or Performance Goals for a Participant for a Performance Period.  The Performance Criteria used to establish Performance Goals are limited to:  pre- or after-tax net earnings, sales growth, growth in loans and/or deposits, operating earnings, operating cash flow, return on net assets, return on shareholders’ equity, return on assets, return on capital, Stock price growth, shareholder returns, gross or net profit margin, earnings per share, price per share of Stock, and market share, any of which may be measured either in absolute terms or as compared to any incremental increase or as compared to results of a peer group.  The Committee will, in the manner and within the time prescribed by Section 162(m) of the Code in the case of Qualified Performance-Based Awards, objectively define the manner of calculating the Performance Criteria it selects to use for such Performance Period for such Participant.

2.25           Performance Goals means the written goals established by the Committee for a Participant during a Performance Period for such Participant based upon the Performance Criteria.  Depending on the Performance Criteria used to establish such Performance Goals, the Performance Goals may be expressed in terms of overall Company performance or the performance of a division, business unit, Subsidiary, or an individual.

2.26           Permitted Transferee means any of the persons or entities to which certain awards may be transferred as provided in Section 6.4 of the Plan.

2.27           Person means an individual, a corporation, a partnership, a limited liability company, an association, a trust or other entity or organization, including a government or political subdivision or an agency or instrumentality thereof.

2.28           Qualified Performance-Based Awards means Awards intended to qualify as “performance-based compensation” under Section 162(m) of the Code as set forth in Section 7.5.

2.29           Restricted Stock means Stock granted or sold to a Participant subject to a Risk of Forfeiture.

2.30           Restriction Period means the period of time, established by the Committee in connection with an Award of Restricted Stock, during which the Restricted Stock is subject to a Risk of Forfeiture described in the applicable Award Agreement.

2.31           Risk of Forfeiture means a limitation on the right of the Participant to retain Restricted Stock arising because of the occurrence or non-occurrence of specified events or conditions.

2.32           Securities Act means the Securities Act of 1933, as amended.

2.33           SEC means the U.S. Securities and Exchange Commission.

2.34           Stock means common stock, no par value, of the Company, and such other securities as may be substituted for Stock pursuant to Section 8.

2.35           Stock Grant means the grant of Stock not subject to restrictions or other forfeiture conditions.

2.36           Subsidiary means a subsidiary corporation of the Company, whether now or hereafter existing, as defined in Section 424(f) of the Code.

2.37           Ten Percent Owner means a person who owns, or is deemed within the meaning of Section 422(b)(6) of the Code to own, stock possessing more than 10% of the total combined voting power of all classes of stock of the Company (or any Parent or Subsidiary of the Company).  Whether a person is a Ten Percent Owner shall be determined with respect to an Option based on the facts existing immediately prior to the Grant Date of the Option.

2.38           Vesting Commencement Date means, with respect to an Option, the date, determined by the Committee, on which the vesting of the Option shall commence, which may be the Grant Date or a date prior to or after the Grant Date.

3.           Term of the Plan. Unless the Plan shall have been earlier terminated by the Board, Awards may be granted from the time the Plan is approved by the shareholders of the Company until immediately prior to the tenth anniversary of the Effective Date.  Awards granted pursuant to the Plan within that period shall not expire solely by reason of the termination of the Plan.

4.           Stock Subject to the Plan.  Subject to Section 8, the maximum aggregate number of shares of Stock which may be issued pursuant to or subject to Awards is 116,197.  The maximum aggregate number of shares of Stock which may be issued pursuant to or subject to Incentive Options granted under the Plan is 116,197.  The shares of Stock subject to the Plan may be authorized but unissued shares or reacquired shares, bought on the open market or otherwise. If any Option expires, terminates, or is cancelled for any reason without having been exercised in full, or if any other Award is forfeited by the Participant, the shares of Stock to which the Award relates which are not acquired by the Optionee or which are forfeited by the Participant shall again be available for Awards to be granted under the Plan.  In addition, exercise or settlement of any Award shall not count against the foregoing limitations except to the extent settled in the form of Stock.  If any shares subject to an Award are not delivered to a Participant because such shares are withheld for the payment of taxes or the Award is exercised through a reduction of shares subject to the Award through the “net exercise” feature described herein, the number of shares that are not delivered to the Participant will remain available for issuance under the Plan. If the Exercise Price of any Award is satisfied by tendering shares of Stock held by the Participant, then the number of shares so tendered will be available for issuance under the Plan.

5.           Administration. The Plan shall be administered by the Committee; provided, however, that at any time and on any one or more occasions the Board may itself exercise any of the powers and responsibilities assigned the Committee under the Plan and when so acting shall have the benefit of all of the provisions of the Plan pertaining to the Committee’s exercise of its authorities hereunder.  Subject to the provisions of the Plan, the Committee shall have complete authority, in its discretion, to make or to select the manner of making all determinations with respect to each Award to be granted by the Company under the Plan, including the employee, director or Organizer to receive the Award and the form of Award.  In making such determinations, the Committee may take into account the nature of the services rendered by the respective employees, directors and Organizers, their present and potential contributions to the success of the Company and Affiliates, and such other factors as the Committee in its discretion shall deem relevant.  Subject to the provisions of the Plan, the Committee shall also have complete authority to interpret the Plan, to prescribe, amend and rescind rules and regulations relating to it, to determine the terms and provisions of the respective Award Agreements (which need not be identical), and to make all other determinations necessary or advisable for the administration of the Plan.  The Committee’s determinations made in good faith on matters referred to in the Plan shall be final, binding and conclusive on all persons having or claiming any interest under the Plan or an Award made pursuant hereto.

6.           Authorization of Grants.

6.1           Eligibility.  The Committee may grant from time to time and at any time prior to the termination or expiration of the Plan one or more Awards, either alone or in combination with any other Awards, to any employee of the Company or any Affiliates or to any member of the Board or of any board of directors (or similar governing authority) of any Affiliate.  Initially, the Committee may also make grants of options to the Company’s Organizers.  However, only employees of the Company, and of any Parent or Subsidiary of the Company, shall be eligible for the grant of an Incentive Option.

6.2           General Terms of Awards.  Each grant of an Award shall be subject to all applicable terms and conditions of the Plan (including but not limited to any specific terms and conditions applicable to that type of Award set out in the following Section), and such other terms and conditions, not inconsistent with the terms of the Plan, as the Committee may prescribe.  No prospective Participant shall have any rights with respect to an Award, unless and until such Participant has (a) (i) executed an Award Agreement with respect to such Award and  delivered a fully executed copy of such Award Agreement to the Company, or (ii) otherwise affirmatively assented to the terms and conditions of an Award Agreement with respect to such Award pursuant to procedures and guidelines approved by the Committee, and (b) otherwise complied with the applicable terms and conditions of such Award.

6.3           Effect of Termination of Employment, Disability or Death.

(a)           Termination of Employment, Etc.  Unless the Committee shall provide otherwise (consistent with applicable law and other relevant restrictions) with respect to any Award, if the Participant’s Continuous Service ends for any reason other than by total disability or death, including because of the Participant’s employer ceasing to be an Affiliate, (i) any outstanding Option of the Participant shall cease to be exercisable in any respect 90 days following that event and, for the period it remains exercisable following that event, shall be exercisable only to the extent exercisable at the date of that event, subject to the condition that no Option shall be exercised after its expiration in accordance with its terms, and (ii) any other outstanding Award of the Participant shall be forfeited or otherwise subject to return to the Company on the terms specified in the applicable Award Agreement.

(b)           Disability of Participant.  Unless the Committee shall provide otherwise (consistent with applicable law and other relevant restrictions) with respect to any Award, if a Participant’s Continuous Service ends due to disability (as defined in Section 22(e)(3) of the Code), and such Participant was in Continuous Service from the Grant Date until the date of termination of service, (i) any outstanding Option of the Participant shall cease to be exercisable in any respect twelve months following the date of termination of Continuous Service and, for the period it remains exercisable following that event, shall be exercisable only to the extent exercisable at the date of that event, subject to the condition that no Option shall be exercised after its expiration in accordance with its terms, and (ii) any other outstanding Award of the Participant shall be forfeited or otherwise subject to return to the Company on the terms specified in the applicable Award Agreement.

(c)           Death of Participant.  Unless the Committee shall provide otherwise (consistent with applicable law and other relevant restrictions) with respect to any Award, in the event of the death of a Participant who was in Continuous Service from the Grant Date until the date of death, (i) any outstanding Option of the Participant shall cease to be exercisable in any respect twelve months following that event and, for the period it remains exercisable following the date of death, shall be exercisable by such Participant’s estate or by a person who acquired the right to exercise such Award by bequest, inheritance or otherwise as a result of the Participant’s death, but only to the extent exercisable at the date of death, subject to the condition that no Option shall be exercised after its expiration in accordance with its terms, and (ii) any other outstanding Award of such Participant shall be forfeited or otherwise subject to return to the Company on the terms specified in the applicable Award Agreement.

(d)           Extension of Termination Date.  An Award Agreement may provide that if the exercise of the Award following the termination of the Participant’s Continuous Service would be prohibited at any time solely because the issuance of shares of Stock would violate the registration requirements under the Securities Act, then the Award will terminate on the earlier of (i) the expiration of the term of the Award set forth in the Award Agreement or (ii) the expiration of a period of three consecutive months after the termination of the Participant’s Continuous Service during which the exercise of the Award would not be in violation of such registration requirements, but only to the extent exercisable at the date of such termination, subject to the condition that no Option shall be exercised after its expiration in accordance with its terms. Pursuant to the Code, any extension of the exercisability of an Incentive Option pursuant to this Section 6.3(d) will cause the Incentive Option to be treated as a Nonstatutory Option.

6.4           Transferability of Awards.  Except as otherwise provided in this Section 6.4, Awards shall not be transferable, and no Award or interest therein may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution.  All of a Participant’s rights in any Award may be exercised during the life of the Participant only by the Participant or the Participant’s legal representative.  However, the Committee may, at or after the grant of an Award of a Nonstatutory Option or Restricted Stock, provide that such Award may be transferred by the Participant through a gift or domestic relations order in settlement of marital property rights to any of the following donees or transferees and may be reacquired by the Participant from any of such donors or transferees (each a “Permitted Transferee”):

(a)           any “family member,” which includes any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships and any individual sharing the Participant’s household (other than a tenant or employee);

(b)           a trust in which family members have more than 50% of the beneficial interest;

(c)           a foundation in which family members (or the Participant) control the management of assets; and

(d)           any other entity in which family members (or the Participant) own more than 50% of the voting interests,

provided, that (x) any such transfer is without payment of any value whatsoever and that no transfer shall be valid unless first approved by the Committee, acting in its sole discretion; (y) the Award Agreement pursuant to which such Awards are granted, and any amendments thereto, must be approved by the Committee and must expressly provide for transferability in a manner consistent with this Section 6.4; and (z) subsequent transfers of transferred Awards shall be prohibited except in accordance with this Section 6.4.  Following transfer, any such Awards and any securities issued pursuant thereto shall continue to be subject to the same terms and conditions as were applicable immediately prior to transfer, provided that the term of the Plan and the Award Agreement shall continue to be applied with respect to the original Participant, and any Awards shall be exercisable by the transferee only to the extent and for the periods specified in the Award Agreement or Section 6.3, as applicable.

7.           Specific Terms of Awards.

7.1           Options.

(a)           Date of Grant.  The granting of an Option shall take place at the time specified in the Award Agreement.

(b)           Exercise Price.  Unless otherwise provided by law, the per share price at which Stock may be acquired under each Incentive Option and each Nonstatutory Stock Option shall be not less than 100% of the Market Value of a share of Stock on the Grant Date, or in the case of an Incentive Option grant to an Optionee who is a Ten Percent Owner, not less than 110% of the Market Value of a share of Stock on the Grant Date.

(c)           Exercise Period.  No Incentive Option may be exercised on or after the tenth anniversary of the Grant Date, or on or after the fifth anniversary of the Grant Date if the Optionee is a Ten Percent Owner.  No Nonstatutory Option may be exercised on or after the tenth anniversary of the Grant Date.

(d)           Exercisability.  An Option granted to an Organizer may be immediately exercisable.  Options granted to officers and directors may become exercisable in such installments, cumulative or non-cumulative, as the Committee may determine; provided, however, that in no case may Options vest at a rate of less than 20 percent per year over five years from the date the option is granted until all of the Stock subject to the Option has vested, subject to Sections 6.3 and 8.2.  In the case of an Option not otherwise immediately exercisable in full, the Committee may Accelerate such Option in whole or in part at any time; provided, that in the case of an Incentive Option, any such Acceleration of the Option would not cause the Option to fail to comply with the provisions of Section 422 of the Code or the Optionee consents to the Acceleration.

(e)           Method of Exercise.  An Option may be exercised by the Optionee giving written notice, in the manner provided in Section 16, specifying the number of shares of Stock with respect to which the Option is then being exercised.  The notice shall be accompanied by payment in the form of cash or check payable to the order of the Company in an amount equal to the Exercise Price of the Stock to be purchased plus any applicable tax withholding or, if the Committee had so authorized upon the grant of an Incentive Option or on or after grant of a Nonstatutory Option (and subject to such conditions, if any, as the Committee may deem necessary to avoid adverse accounting or tax effects on the Company) by:

(i)           delivery to the Company of Stock having a Market Value equal to the Exercise Price of the shares of Stock with respect to which the Option is then being exercised;

(ii)           a “net exercise” of the Option (as further described below);

(iii)           delivery to the Company of a cash payment made pursuant to a “cashless” exercise program (as further described below); or

(iv)           any other form of legal consideration that may be acceptable to the Committee.

Subject to compliance with applicable law and regulation, including but not limited to Section 402 of the Sarbanes-Oxley Act of 2002, if the Stock is traded on an established market, payment of any Exercise Price may also be made through and under the terms and conditions of any formal “cashless” exercise program authorized by the Company entailing the sale of the Stock subject to an Option in a brokered transaction (other than to the Company).  Receipt by the Company of such notice and payment in any authorized or combination of authorized means shall constitute the exercise of the Option.  Within 30 days thereafter but subject to the remaining provisions of the Plan, the Company shall deliver or cause to be delivered to the Optionee or his agent a certificate or certificates for the number of shares of Stock then being purchased.  Stock issued and paid for pursuant to this section shall be fully paid and nonassessable.

In the case of a “net exercise” of an Option, the Company will not require a payment of the Exercise Price of the Option from the Participant but will reduce the number of shares of Stock issued upon the exercise by the largest number of whole shares that have a Fair Market Value that does not exceed the aggregate Exercise Price. With respect to any remaining balance of the aggregate Exercise Price, the Company will accept a cash payment from the Participant.

The number of shares of Stock underlying an Option will decrease following the exercise of such Option to the extent of (i) shares used to pay the Exercise Price of an Option under the “net exercise” feature, (ii) shares actually delivered to the Participant as a result of such exercise and (iii) shares withheld for purposes of tax withholding.

(f)           Early Exercise. The Option may include a provision whereby the Participant may elect at any time before his or her Continuous Service terminates to exercise the Option as to any part or all of the shares of Stock subject to the Option prior to the full vesting of the Option. Any unvested shares of Stock so purchased may be subject to any restriction the Committee determines to be appropriate.

(g)           Limit on Incentive Option Characterization.  An Option shall be considered to be an Incentive Option only to the extent that the number of shares of Stock for which the Option first becomes exercisable in a calendar year do not have an aggregate Market Value (as of the date of the grant of the Option) in excess of the “current limit.”  The current limit for any Optionee for any calendar year shall be $100,000 minus the aggregate Market Value at the date of grant of the number of shares of Stock available for purchase for the first time in the same year under each other incentive option previously granted to the Optionee under all other plans of the Company and Affiliates.  Any Stock which would cause the foregoing limit to be violated shall be deemed to have been granted under a separate Nonstatutory Option, otherwise identical in its terms to those of the Incentive Option.  The current limit will be calculated according to the chronological order in which the Options were granted.

(h)           Notification of Disposition.  Each person exercising any Incentive Option granted under the Plan shall be deemed to have covenanted with the Company to report to the Company any disposition of such shares prior to the expiration of the holding periods specified by Section 422(a)(1) of the Code and, if and to the extent that the realization of income in such a disposition imposes upon the Company federal, state, local or other withholding tax requirements, or any such withholding is required to secure for the Company an otherwise available tax deduction, promptly to remit to the Company an amount in cash sufficient to satisfy those requirements.

7.2           Restricted Stock.

(a)           Purchase Price.  Shares of Restricted Stock shall be issued under the Plan for such consideration, in cash, other property or services, or any combination thereof, as is determined by the Committee.

(b)           Issuance of Certificates.  Each Participant receiving a Restricted Stock Award, subject to Section 7.3(c), shall be issued a stock certificate in respect of such Restricted Stock.  Such certificate shall be registered in the name of such Participant, and, if applicable, shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Award which includes language substantially in the following form:

THE TRANSFERABILITY OF THIS CERTIFICATE AND THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO THE TERMS AND CONDITIONS OF THE 2007 EQUITY INCENTIVE PLAN OF THE ISSUER AND AN AWARD AGREEMENT ENTERED INTO BY THE REGISTERED OWNER AND THE ISSUER.  COPIES OF SUCH PLAN AND AGREEMENT ARE ON FILE IN THE OFFICES OF THE ISSUER.

(c)           Escrow of Shares.  The Committee may require that the stock certificates evidencing Restricted Stock be held in custody by a designated escrow agent (which may but need not be the Company) until the restrictions thereon shall have lapsed, and that the Participant deliver a stock power, endorsed in blank, relating to the Stock covered by such Award.

(d)           Restrictions and Restriction Period.  During the Restriction Period applicable to Restricted Stock, such shares shall be subject to limitations on transferability and a Risk of Forfeiture arising on the basis of such conditions related to the performance of services, Company or Affiliate performance or otherwise as the Committee may determine and provide for in the applicable Award Agreement.  Any such Risk of Forfeiture may be waived or terminated, or the Restriction Period shortened, at any time by the Committee on such basis as it deems appropriate.

(e)           Rights Pending Lapse of Risk of Forfeiture, or Forfeiture of Award.  Except as otherwise provided in the Plan or the applicable Award Agreement, at all times prior to lapse of any Risk of Forfeiture applicable to, or forfeiture of, an Award of Restricted Stock, the Participant shall have all of the rights of a shareholder of the Company, including the right to vote, and the right to receive any dividends with respect to, the Restricted Stock.  The Committee, as determined at the time the Award is made, may permit or require the payment of cash dividends to be deferred and, if the Committee so determines, reinvested in additional shares of Restricted Stock to the extent shares are available under Section 4 and otherwise to be subject to the terms of the Plan.

(f)           Lapse of Restrictions.  If and when the Restriction Period expires without a prior forfeiture of the Restricted Stock, the certificates for such shares shall be delivered to the Participant promptly if not theretofore so delivered.

7.3           Stock Grants. Stock Grants shall be awarded solely in recognition of significant contributions to the success of the Company or Affiliates, in lieu of compensation otherwise already due or in such other limited circumstances as the Committee deems appropriate.  Stock Grants shall be made without forfeiture conditions of any kind.

7.4           Qualified Performance-Based Awards.

(a)           Purpose.  The purpose of this Section 7.4 is to provide the Committee the ability to qualify Awards as “performance-based compensation” under Section 162(m) of the Code.  If the Committee, in its discretion, decides to grant an Award as a Qualified Performance-Based Award, the provisions of this Section 7.4 will control over any contrary provision contained in the Plan.  In the course of granting any Award, the Committee may specifically designate the Award as intended to qualify as a Qualified Performance-Based Award.  However, no Award shall be considered to have failed to qualify as a Qualified Performance-Based Award solely because the Award is not expressly designated as a Qualified Performance-Based Award, if the Award otherwise satisfies the provisions of this Section 7.4 and the requirements of Section 162(m) of the Code and the regulations promulgated thereunder applicable to “performance-based compensation.”

(b)           Authority.  All grants of Awards intended to qualify as Qualified Performance-Based Awards and determination of terms applicable thereto shall be made by the Committee or, if not all of the members thereof qualify as “Outside Directors” within the meaning of applicable IRS regulations under Section 162 of the Code, a subcommittee of the Committee consisting of such of the members of the Committee as do so qualify.  Any action by such a subcommittee shall be considered the action of the Committee for purposes of the Plan.

(c)           Applicability.  This Section 7.4 will apply only to those Covered Employees, or to those persons who the Committee determines are reasonably likely to become Covered Employees in the period covered by an Award, selected by the Committee to receive Qualified Performance-Based Awards.  The Committee may, in its discretion, grant Awards to Covered Employees that do not satisfy the requirements of this Section 7.4.

(d)           Discretion of Committee with Respect to Qualified Performance-Based Awards.  Options may be granted as Qualified Performance-Based Awards in accordance with Section 7.1, except that the Exercise Price of any Option intended to qualify as a Qualified Performance-Based Award shall in no event be less that the Market Value of the Stock on the date of grant.  With regard to other Awards intended to qualify as Qualified Performance-Based Awards, such as Restricted Stock, the Committee will have full discretion to select the length of any applicable Restriction Period, the kind or level of the applicable Performance Goal, and whether the Performance Goal is to apply to the Company, a Subsidiary or any division or business unit or to the individual.  Any Performance Goal or Goals applicable to Qualified Performance-Based Awards shall be objective, shall be established not later than 90 days after the beginning of any applicable Performance Period (or at such other date as may be required or permitted for “performance-based compensation” under Section 162(m) of the Code) and shall otherwise meet the requirements of Section 162(m) of the Code, including the requirement that the outcome of the Performance Goal or Goals be substantially uncertain (as defined in the regulations under Section 162(m) of the Code) at the time established.

(e)           Payment of Qualified Performance-Based Awards.  A Participant will be eligible to receive payment under a Qualified Performance-Based Award which is subject to achievement of a Performance Goal or Goals only if the applicable Performance Goal or Goals are achieved, as determined by the Committee.  In determining the actual size of an individual Qualified Performance-Based Award, the Committee may reduce or eliminate the amount of the Qualified Performance-Based Award earned, if in its sole and absolute discretion, such reduction or elimination is appropriate.

(f)           Maximum Award Payable.  The maximum Qualified Performance-Based Award payment to any one Participant under the Plan is five percent of the number of shares of Stock set forth in Section 4, or if the Qualified Performance-Based Award is paid in cash, that number of shares multiplied by the Market Value of the Stock as of the date the Qualified Performance-Based Award is granted.

(g)           Limitation on Adjustments for Certain Events.  No adjustment of any Qualified Performance-Based Award pursuant to Section 8 shall be made except on such basis, if any, as will not cause such Award to provide other than “performance-based compensation” within the meaning of Section 162(m) of the Code.

7.5           Awards to Participants Outside the United States.  The Committee may modify the terms of any Award under the Plan, granted to a Participant who is, at the time of grant or during the term of the Award, resident or primarily employed outside of the United States in any manner deemed by the Committee to be necessary or appropriate in order that the Award shall conform to laws, regulations, and customs of the country in which the Participant is then resident or primarily employed, or so that the value and other benefits of the Award to the Participant, as affected by foreign tax laws and other restrictions applicable as a result of the Participant’s residence or employment abroad, shall be comparable to the value of such an Award to a Participant who is resident or primarily employed in the United States.  The Committee may establish supplements to, or amendments, restatements, or alternative versions of, the Plan for the purpose of granting and administrating any such modified Award.  No such modification, supplement, amendment, restatement or alternative version may increase the share limit of Section 4.

7.6           Award as Deferred Compensation.  Notwithstanding any other provisions of the Plan, it is not intended that any grant of an Award shall result in the deferral of compensation within the meaning of Section 409A of the Code; provided, however, that to the extent the grant of an Award would result in the deferral of compensation under Section 409A of the Code, such Award shall comply with the requirements of Section 409A of the Code.

8.           Adjustment Provisions.

8.1           Adjustment for Corporate Actions. All of the share numbers set forth in Section 4 reflect the capital structure of the Company as of the Effective Date.  Subject to Section 8.2, if subsequent to the Effective Date the outstanding number of shares of Stock (or any other securities covered by the Plan by reason of the prior application of this Section) are increased, decreased, or exchanged for a different number or kind of shares or other securities, or if additional shares or new or different shares or other securities are distributed with respect to such outstanding Stock, through merger, consolidation, sale of all or substantially all the property of the Company, reorganization, combination, recapitalization, reclassification, stock dividend, stock split, reverse stock split, or other similar distribution of the Company’s equity securities without the receipt of consideration by the Company, an appropriate and proportionate adjustment will be made in (i) the maximum numbers and kinds of shares provided in Section 4, (ii) the numbers and kinds of shares or other securities subject to the then outstanding Awards, and (iii) the Exercise Price for each share or other unit of any other securities subject to then outstanding Awards (without change in the aggregate purchase price as to which such Awards remain exercisable).

8.2           Treatment in Certain Acquisitions.

(a)           Subject to any provisions of then outstanding Awards granting different rights to the holders thereof, in the event of an Acquisition constituting a Change of Control in which some or all outstanding Awards are not Accelerated, any then outstanding Awards shall nevertheless Accelerate to the extent not assumed or replaced by comparable Awards referencing shares of the capital stock of the successor or acquiring entity or the entity in control of such successor or acquiring entity, and at the effective time of such Acquisition (or after a reasonable period following such Acquisition, as determined by the Committee) terminate. As to any one or more outstanding Awards which are not otherwise Accelerated in full by reason of such Acquisition, the Committee may also, either in advance of such Acquisition or at the effective time thereof and upon such terms as it may deem appropriate, provide for the Acceleration of such outstanding Awards in the event that the employment of the Participants should subsequently terminate following such Acquisition. Each outstanding Award that is assumed in connection with such Acquisition, or is otherwise to continue in effect subsequent to such Acquisition, will be appropriately adjusted, immediately after such Acquisition, as to the number and class of securities and other relevant terms in accordance with Section 8.1.

(b)           For the purposes of this Section 8.2, an Award shall be considered assumed or replaced by a comparable Award if, following the Acquisition constituting a Change of Control, the replacement award confers the right to receive, for each share of Stock subject or relating to the Award immediately prior to such Acquisition:

(i)  the consideration (whether stock, cash or other securities or property) received in such Acquisition by holders of Stock on the effective date of such Acquisition (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Stock); provided, however, that if such consideration received in such Acquisition was not solely common stock of the successor corporation or its Parent or Subsidiary, the Committee may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of the Award for each share of Stock subject to the Award to be solely common stock of the successor corporation or its Parent or Subsidiary equal in fair market value to the per share consideration received by holders of Stock in such Acquisition; or

(ii) in the case of Awards which are payable otherwise than in Stock or other securities of the Company or other property, the same consideration which the Participant would have been entitled to receive had no such Acquisition occurred.

8.3           Dissolution or Liquidation.  Upon dissolution or liquidation of the Company, other than as part of an Acquisition or similar transaction, (a) each outstanding Option shall terminate, but the Optionee shall have the right, immediately prior to such dissolution or liquidation, to exercise the Option to the extent exercisable on the date of dissolution or liquidation; (b) each share of Restricted Stock that is subject to a Risk of Forfeiture immediately prior to such dissolution or liquidation may, at the election of the Company, be forfeited by the Company prior to such dissolution or liquidation pursuant to the terms of the applicable Award Agreement; and (c) subject to subparts (a) and (b) of this Section 8.3, each other outstanding Award shall be forfeited.

8.4           Adjustment of Awards Upon the Occurrence of Certain Unusual or Nonrecurring Events.  In the event of any corporate action not specifically covered by the preceding sections, including but not limited to an extraordinary cash distribution on Stock, a corporate separation or other reorganization or liquidation, the Committee may make such adjustment of outstanding Awards and their terms, if any, as it, in its sole discretion, may deem equitable and appropriate in the circumstances.  The Committee may make adjustments in the terms and conditions of, and the criteria included in, Awards in recognition of unusual or nonrecurring events (including, without limitation, the events described in this Section 8.4) affecting the Company or the financial statements of the Company or of changes in applicable laws, regulations, or accounting principles, whenever the Committee determines that such adjustments are appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan or to provide for or preserve the appropriate tax benefits to the Company.

8.5           Related Matters.  Any adjustment in Awards made pursuant to this Section 8 shall be determined and made, if at all, by the Committee and shall include any correlative modification of terms, including of Option Exercise Prices, rates of vesting or exercisability, Risks of Forfeiture, and Performance Goals and other financial objectives which the Committee may deem necessary or appropriate so as to ensure the rights of the Participants in their respective Awards are not substantially diminished nor enlarged as a result of the adjustment and corporate action other than as expressly contemplated in this Section 8.

8.6           Fractional Shares Prohibited. No fraction of a share shall be purchasable or deliverable in payment of an Award, but in the event any adjustment hereunder of the number of shares covered by an Award shall cause such number to include a fraction of a share, such number of shares shall be adjusted to the nearest smaller whole number of shares.

9.           Settlement of Awards

9.1           Violation of Law.  Notwithstanding any other provision of the Plan or the relevant Award Agreement, if, at any time, in the reasonable opinion of the Company, the issuance of Stock covered by an Award may constitute a violation of applicable law, rule, regulation or any listing standard of any market on which or through which the Company’s securities may be traded, then the Company may delay such issuance and the delivery of a certificate for such shares until compliance with such provisions has been obtained.

9.2           Corporate Restrictions on Rights in Stock. Any securities to be issued pursuant to Awards shall be subject to all restrictions upon the transfer thereof which may be now or hereafter imposed by the articles of incorporation and bylaws of the Company and applicable law.

9.3           Investment Representations.  The Company shall be under no obligation to issue any securities covered by any Award unless they have been effectively registered under the Securities Act, or the Participant or his or her Permitted Transferee shall have made such written representations to the Company or otherwise (which the Company believes may be reasonably relied upon) as the Company may deem necessary or appropriate for purposes of confirming that the issuance of such securities will be exempt from the registration requirements of the Securities Act and any applicable state securities laws and otherwise in compliance with all applicable laws, rules and regulations, including but not limited to that the Participant or his or her Permitted Transferee is acquiring the securities for such person’s own account for the purpose of investment and not with a view to, or for sale in connection with, the distribution of any such securities.  The Company may require a Participant or his or her Permitted Transferee, as a condition of exercising or acquiring securities under any Award or transferring any award as may be permitted by the Plan, (i) to give written assurances satisfactory to the Company as to the Participant’s or his or her Permitted Transferee’s knowledge and experience in financial and business matters and/or to employ a purchaser representative reasonably satisfactory to the Company who is knowledgeable and experienced in financial and business matters, and that the Participant or his or her Permitted Transferee is capable of evaluating, alone or together with the purchaser representative, the merits and risks of exercising the Award; and (ii) to give written assurances satisfactory to the Company stating that the Participant or his or her Permitted Transferee is acquiring securities subject to the Award for the Participant’s or his or her Permitted Transferee’s own account and not with any present intention of selling or otherwise distributing the securities.

9.4           Registration.

(a)  SEC Registration.  If the Company shall deem it necessary or desirable to register under the Securities Act or other applicable statutes any securities issued or to be issued pursuant to Awards, or to qualify any such securities for exemption from the Securities Act or other applicable statutes, then the Company shall take such action at its own expense.  The Company may require from each Participant, or each holder of securities acquired pursuant to the Plan, such information in writing for use in any registration statement, prospectus, preliminary prospectus or offering circular as is reasonably necessary for that purpose and may require reasonable indemnity to the Company and its Affiliates and their respective officers, directors, agents, advisors and employees from that holder against all losses, claims, damage and liabilities arising from use of the information so furnished and caused by any untrue statement of any material fact therein or caused by the omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made.

(b)  Lock-Ups.  In addition, the Company may require of any person holding an Award or securities issued pursuant to an Award that such person agree that, without the prior written consent of the Company, such person will not sell, make any short sale of, lend, grant any option for the purchase of, pledge or otherwise encumber, or otherwise dispose of, any securities which were or may be issued pursuant to an Award or any interest therein during the 180-day period commencing on the effective date of the registration statement (or commencing on the closing date of any offering of the Company’s securities registered pursuant to a shelf registration statement, whichever is applicable) relating to an underwritten public offering. Without limiting the generality of the foregoing provisions of this Section 9.5, if in connection with any underwritten public offering of securities of the Company the managing underwriter of such offering requests that the Company’s directors and officers enter into a lock-up agreement containing provisions that are more restrictive than the provisions set forth in the preceding sentence, then (a) to the extent requested by the Company, each holder of securities acquired pursuant to the Plan (regardless of whether such person has complied or complies with the provisions of clause (b) below) shall be bound by, and shall be deemed to have agreed to, the same lock-up terms as those to which the Company’s directors and officers are required to adhere; and (b) at the request of the Company, each such person shall execute and deliver a lock-up agreement in form and substance equivalent to that which is required to be executed by the Company’s directors and officers.

9.5           Placement of Legends; Stop Orders; etc.  Each certificate for securities to be issued pursuant to Awards may bear a reference to the investment representation made in accordance with Section 9.4 in addition to any other applicable restriction under the Plan, the terms of the Award and, if applicable, to the fact that no registration statement has been filed with the SEC and no registration or qualification has been filed under any state securities or blue sky laws in respect to such securities.  All certificates for Stock or other securities delivered under the Plan shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations, and other requirements of any stock exchange or market on which or through which the Company’s securities are then traded, and any applicable federal or state securities law, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

9.6           Tax Withholding. Whenever shares of Stock are issued or to be issued pursuant to Awards, the Company shall have the right to require the Participant to remit to the Company an amount sufficient to satisfy federal, state, local or other withholding tax requirements if, when, and to the extent required by law (whether so required to secure for the Company an otherwise available tax deduction or otherwise) prior to the delivery of any certificate or certificates for such shares.  The obligations of the Company under the Plan shall be conditional on satisfaction of all such withholding obligations and the Company shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the Participant.  However, in such cases Participants may elect, subject to the approval of the Committee, to satisfy an applicable withholding requirement, in whole or in part, by having the Company withhold shares of Stock from Stock otherwise due to the Participant in payment of an Award, or to submit shares of Stock previously owned by the Participant, to satisfy their tax obligations.

9.7           Participants may only elect to have shares withheld having a Market Value on the date the tax is to be determined equal to the minimum statutory total tax which could be imposed as a result of the transaction.  All elections shall be irrevocable, made in writing, signed by the Participant, and shall be subject to any restrictions or limitations that the Committee deems appropriate.

10.           Reservation of Stock. The Company shall at all times during the term of the Plan and any outstanding Awards granted hereunder reserve or otherwise keep available such number of shares of Stock as will be sufficient to satisfy the requirements of the Plan (if then in effect) and the Awards, and shall pay all fees and expenses necessarily incurred by the Company in connection therewith.

11.           Use of Proceeds.  Proceeds from the sale of the Company’s securities pursuant to Awards will constitute general funds of the Company.

12.           Limitation of Rights in Stock; No Special Service Rights.  Subject to Section 7.3(e), a Participant shall not be deemed for any purpose to be a shareholder of the Company with respect to any of the Stock subject to an Award, unless and until a certificate shall have been issued therefor and delivered to the Participant or his/her agent.  Nothing contained in the Plan or in any Award Agreement shall confer upon any Participant any right to the continuation of such Participant’s employment or other association with the Company (or any Affiliate), or interfere in any way with the right of the Company (or any Affiliate), subject to the terms of any separate employment or provision of law or articles of incorporation or bylaws to the contrary, at any time to terminate such employment or other association or to increase or decrease, or otherwise adjust, the other terms and conditions of the Participant’s employment or other association with the Company and Affiliates.

13.           Unfunded Status of the Plan.  The Plan is intended to constitute an “unfunded” plan for incentive compensation, and the Plan is not intended to constitute a plan subject to the provisions of the Employee Retirement Income Security Act of 1974, as amended.  With respect to any payments not yet made to a Participant by the Company, nothing contained in this Plan shall give any such Participant any rights that are greater than those of an unsecured general creditor of the Company.  In its sole discretion, the Committee may authorize the creation of trusts or other arrangements to meet the obligations created under the Plan to make payment of Awards, provided, however, that the existence of such trusts or other arrangements is consistent with the unfunded status of the Plan.

14.           Exercise of Forfeiture at Direction of FDIC.  Options granted pursuant to the Plan shall be either immediately exercised or (at the discretion of the Optionee) forfeited in the event the Federal Deposit Insurance Corporation directs the Company to require immediate exercise or forfeiture as a result of the company’s capital failing to meet minimum regulatory capital requirements.

15.           Nonexclusivity of the Plan. Neither the adoption of the Plan by the Board nor the submission of the Plan to the shareholders of the Company shall be construed as creating any limitations on the power of the Company to adopt such other incentive arrangements as it may deem desirable, including without limitation, the granting of stock options, restricted stock and other forms of compensation (incentive or otherwise) other than under the Plan upon such terms as the Company may determine from time to time.

16.           Termination and Amendment of the Plan.

16.1           The Board may at any time terminate the Plan or make such modifications of the Plan as it shall deem advisable to the extent permitted by applicable law and the rules and regulations of any market on which or through which the Company’s securities may be traded.  Unless the Board otherwise expressly provides, no amendment of the Plan shall affect the terms of any Award outstanding on the date of such amendment unless such amendment is necessary to comply with Section 409A of the Code.  In any case, no termination or amendment of the Plan may, without the consent of any Participant, adversely affect the rights of the Participant under such Award.

16.2           The Committee may amend the terms of any Award theretofore granted, prospectively or retroactively, provided that the Award as amended is consistent with the terms of the Plan, but no such amendment shall impair the rights of the Participant without such

Participant’s consent unless the impairment of such rights is necessary to comply with Section 409A of the Code.

16.3           No amendment will be effective unless approved by the shareholders of the Company to the extent shareholder approval is necessary to satisfy applicable law or the rules and regulations of any market on which or through which the Company’s securities may be traded.

17.           Notices and Other Communications.  Any notice, demand, request or other communication hereunder to any party shall be deemed to be sufficient if contained in a written instrument delivered in person or duly sent by first class, registered, certified or overnight mail, postage prepaid, or telecopied with a confirmation copy by first class, registered, certified or overnight mail, addressed or telecopied, as the case may be, (i) if to the Participant, at such Participant’s residence or business address last filed with the Company and (ii) if to the Company, at its principal place of business, addressed to the attention of its Chief Financial Officer, or to such other address or telecopier number or electronic mail address, as the case may be, as the addressee may have designated by notice to the addressor.  All such notices, requests, demands and other communications shall be deemed to have been received: (i) in the case of personal delivery, on the date of such delivery; (ii) in the case of mailing, when received by the addressee; (iii) in the case of facsimile transmission, when confirmed by facsimile machine report; and (iv) in the case of electronic mail, when directed to an electronic mail address at which the receiving party has consented to receive notice, provided, that such consent is deemed revoked if the sender is unable to deliver by electronic transmission two consecutive notices and such inability becomes known to the secretary or assistant secretary of the Company or to the transfer agent, or other person responsible for giving notice.

18.           Governing Law. The Plan and all Award Agreements and actions taken thereunder shall be governed, interpreted and enforced in accordance with the laws of the State of California, without regard to the conflict of laws principles thereof.

19.           Miscellaneous.

(a)  Limitation on Securities Issuable.  At no time shall the total number of securities issuable upon exercise of all outstanding Options and the total number of shares provided for under any stock bonus or similar plan or agreement of the Company exceed the applicable percentage as calculated in accordance with the conditions and exclusions of §260.140.45 of the California Code of Regulations, based on the securities of the Company which are outstanding at the time the calculation is made.

(b)  Information to Participants.  Participants will receive financial statements of the Company at least annually as required by Rule §260.140.45 of the California Code of Regulations.

(c)  Final and Binding.  The terms of the Plan and of any Award, and all actions and interpretations of the Committee made pursuant to the Plan, shall be final, binding and conclusive on all persons having or claiming any interest under the Plan or an Award, including but not limited to Participants and their spouses and domestic partners, and the respective Permitted Transferees, executors, administrators, heirs, personal representatives and successors of the foregoing.

☒	PLEASE MARK VOTES AS IN THIS EXAMPLE	REVOCABLE PROXY VALLEY COMMERCE BANCORP	For	With- hold	For All Except
SOLICITED BY THE BOARD OF DIRECTORS FOR THE ANNUAL MEETING OF SHAREHOLDERS	1. To elect as directors the nominees set forth below:	☐	☐	☐
The undersigned shareholder of Valley Commerce Bancorp (the “Company”) hereby nominates, constitutes and appoints Russell F. Hurley and Philip R. Hammond, Jr., and each of them, the attorney, agent and proxy of the undersigned, with full power of substitution, to vote all shares of Common Stock of Valley Commerce Bancorp held of record by the undersigned as of March 22, 2007, the record date with respect to this solicitation, at the Annual Meeting of Shareholders of the Company to be held at the Visalia Convention Center, Charter Oaks Ballrooms A and B, 303 E. Acequia Avenue, Visalia, California 93291, on May 15, 2007 at 6:00 p.m. and any adjournment thereof, as fully and with the same force and effect as the undersigned might or could do if present, as follows:

David B. Day        Russell F. Hurley
Walter A. Dwelle        Fred P. LoBue, Jr.
Thomas A. Gaebe        Kenneth H. Macklin
Donald A. Gilles          Barry R. Smith
Philip R. Hammond, Jr.

INSTRUCTION: To withhold authority to vote for any individual nominee, mark “For All Except” and write that nominee’s name in the space provided below.

		For	Against	Abstain
	2. To approve the Valley Commerce Bancorp 2007 Equity Incentive Plan.	☐	☐	☐

	3. To ratify the Board of Directors’ selection of Perry-Smith, LLP, independent public accountants, to serve as the Company’s auditors for the fiscal year ending December 31, 2007.	☐	☐	☐

	4. To approve authority of the proxy holders to vote in favor of a motion to adjourn the Meeting for the purpose of soliciting additional proxies.	☐	☐	☐

5. To transact such other business as may properly come before the Meeting.

	PLEASE CHECK THIS BOX IF YOU INTEND TO ATTEND ª THIS MEETING			☐

Please indicate the number of persons who will attend: ______________________
Please be sure to sign and date this Proxy in the box below.	Date	Number of Shares: ______________________
Shareholder sign here Co-holder (if any) sign here		THIS PROXY WILL BE VOTED AS DIRECTED BY THE SHAREHOLDER OR, IF NO INSTRUCTIONS ARE GIVEN BY THE SHAREHOLDER, THE PROXY HOLDERS WILL VOTE “FOR”EACH OF THE ABOVE PROPOSALS.
Print name(s) here:

Ç Detach above card, sign, date and mail in postage paid envelope provided. Ç

VALLEY COMMERCE BANCORP

IF ANY OTHER BUSINESS IS PRESENTED AT SAID MEETING, THIS PROXY SHALL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE BOARD OF DIRECTORS.

When signing as attorney, executor, officer, administrator, trustee or guardian, please give full title. If more than one trustee, all should sign. All joint owners must sign.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH OF THE LISTED PROPOSALS. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS AND MAY BE REVOKED PRIOR TO ITS EXERCISE.

PLEASE ACT PROMPTLY
SIGN, DATE &MAIL YOUR PROXY CARD TODAY

IF YOUR ADDRESS HAS CHANGED, PLEASE CORRECT THE ADDRESS IN THE SPACE PROVIDED BELOW AND RETURN THIS PORTION WITH THE PROXY IN THE ENVELOPE PROVIDED.